SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Arcadia Resources, Inc.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Arcadia Resources, Inc.

9229 Delegates Row, Suite 260

Indianapolis, IN 46240

P: 317-569-8234        F: 317-575-6195

www.ArcadiaHealthCare.com

AMEX: KAD

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 5, 2008

To the Stockholders of Arcadia Resources, Inc.:

NOTICE IS HEREBY GIVEN that the fiscal year 2008 annual meeting (the “Annual Meeting”) of the stockholders of Arcadia Resources, Inc. (the “Company”) will be held at the Company’s principal executive offices, 9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240, on Friday, September 5, 2008, commencing at 9:00 a.m. (local time), or at any adjournment or postponement thereof, for the following purposes:

1.

To elect two (2) Class B directors to the Board of Directors of the Company, each to serve until our 2011 annual meeting of stockholders or until such person shall resign, be removed or otherwise leave office; and

2.	To consider and act upon any other proposal or business as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on Wednesday, July 30, 2008, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of all stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose reasonably related to the Annual Meeting during ordinary business hours for a period of ten (10) days prior to the Annual Meeting, at our principal executive offices located at 9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240. This list will also be available for examination during the Annual Meeting.

All stockholders are cordially invited to attend the meeting in person. However, to ensure that your shares are represented at the Annual Meeting, you are urged to complete, sign, date and return the accompanying proxy card promptly in the enclosed postage paid envelope. Please sign the accompanying proxy card exactly as your name appears on your share certificate(s). You may revoke your proxy at any time before it is voted at the Annual Meeting. If you attend the Annual Meeting, you may vote your shares in person even if you have returned a proxy card.

By Order of the Board of Directors,

/s/ Michelle M. Molin

Michelle M. Molin
Executive Vice President, General Counsel & Corporate Secretary

July 29, 2008

Arcadia Resources, Inc.

9229 Delegates Row, Suite 260

Indianapolis, IN 46240

P: 317-569-8234        F: 317-575-6195

www.ArcadiaHealthCare.com

AMEX: KAD

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 5, 2008
FREQUENTLY ASKED QUESTIONS AND ANSWERS

Q:	Why am I receiving these materials?

A:

The Board of Directors (the “Board”) of Arcadia Resources, Inc. (“Arcadia” or the “Company”) is providing these proxy materials (this “Proxy Statement”) to you in connection with the Board’s solicitation of proxies for use at Arcadia’s annual meeting of Stockholders (the “Annual Meeting”) for the fiscal year ending March 31, 2008 (“Fiscal 2008”), which will take place on Friday, September 5, 2008 at 9:00 a.m. local time. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. This Proxy Statement, the Notice of Annual Meeting and the accompanying form of proxy card are being first mailed to stockholders on or about August 6, 2008.

Q:	What information is contained in these materials?

A:

The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid executive officers and certain other required information. Arcadia’s Fiscal 2008 annual report on Form 10-K filed with the SEC on June 16, 2008 (the “Annual Report”), which includes Arcadia’s audited consolidated financial statements for Fiscal 2008, is also included with this Proxy Statement.

Q:	What proposals will be voted on at the Annual Meeting?

A:

There is one (1) proposal scheduled to be voted on at the Annual Meeting: to elect two (2) Class B directors to the Board, each to serve until our 2011 annual meeting of stockholders or until such person shall resign, be removed or otherwise leave office.

Q:	What is Arcadia’s Board of Directors’ voting recommendation?

A:	Arcadia’s Board recommends that you vote your shares “FOR” each of the nominees to the Board.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy by executing the enclosed form of proxy card, the persons named as proxy holders, Marvin R. Richardson and Matthew R. Middendorf, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting in accordance with Nevada law and our Bylaws.

Q:	How many shares are entitled to vote?

A:

Each share of Arcadia’s common stock outstanding as of the close of business on July 30, 2008, the record date, is entitled to one (1) vote at the Annual Meeting. At the close of business on July 29, 2008, 134,910,491 shares of common stock were outstanding and entitled to vote. Arcadia does not anticipate there will be change in that number as of the close of business on the record date of July 30, 2008. You may vote all of the shares owned by you as of the close of business on the record date of July 30, 2008 and are entitled to cast one (1) vote per share of common stock held by you on the record date. These shares include shares that are (1) held of record directly in your name and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

Many stockholders of Arcadia hold their shares beneficially through a stockbroker, bank or other nominee rather than directly in their own name. There are some distinctions between shares held of record and shares owned beneficially, specifically:

•	Shares held of record

If your shares are registered directly in your name with Arcadia’s transfer agent, National City Bank, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent to you directly by Arcadia. As the stockholder of record, you have the right to grant your voting proxy directly to Arcadia or to vote in person at the Annual Meeting. Arcadia has enclosed a proxy card for you to use.

•	Shares owned beneficially

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner or nominee, you have the right to direct your broker or other nominee on how to vote the shares in your account and you are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request and receive a valid proxy from your broker or nominee. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

Q:	Can I attend the Annual Meeting?

A:

You are invited to attend the Annual Meeting if you are a stockholder of record or a beneficial owner as of July 30, 2008. If you are a stockholder of record, you must bring proof of identification. If you hold your shares through a stockbroker or other nominee, you will need to provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or nominee or a copy of a brokerage statement showing your share ownership as of July 30, 2008.

Q:	How can I vote my shares in person at the Annual Meeting?

A:

Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to vote in person, please bring proof of identification. Even if you plan to attend the Annual Meeting, Arcadia recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Shares held in street name through a brokerage account or by a bank or other nominee may be voted in person by you if you obtain a valid proxy from the record holder giving you the right to vote the shares.

Q:	How can I vote my shares without attending the Annual Meeting?

A:

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote without attending the Annual Meeting by completing and mailing your proxy card or voting instruction card in the enclosed pre-paid envelope. Please refer to the enclosed materials for details.

Q:	Can I change my vote or revoke my proxy?

A:

If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions: (1) filing a timely written notice of revocation with our Corporate Secretary at our principal executive offices (9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240); (2) submitting a new proxy at a later date by mail to our Corporate Secretary at our principal executive offices; or (3) attending the Annual Meeting and voting in person (attendance at the meeting will not, by itself, revoke a proxy). If your shares are held in a brokerage account by a bank or other nominee, you should follow the instructions provided by your broker or nominee.

Q:	How are votes counted?

A:

In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one (1) or more of the nominees. If you sign and return your proxy card or broker voting instruction card without giving specific voting instructions, your shares will be voted as recommended by our Board.

Q:	Who will count the votes?

A:	Michelle M. Molin, the Corporate Secretary of Arcadia, will work together with an independent third party to tabulate the votes and Ms. Molin will act as the inspector of the Annual Meeting.

Q:	What is the quorum requirement for the Annual Meeting?

A:

The quorum requirement for holding the Annual Meeting and transacting business at the Annual Meeting is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q:	What is the voting requirement to approve each of the proposals?

A:	In the election of directors, the two (2) persons receiving the highest number of “FOR” votes will be elected.

Q:	What are broker non-votes and what effect do they have on the proposals?

A:

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote those shares. A broker is generally entitled to vote shares held for a beneficial owner on routine matters, such as the election of our directors, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on certain non-routine items. Broker non-votes count for purposes of determining whether a quorum exists but do not count as entitled to vote with respect to individual proposals.

Q:	What does it mean if I receive more than one (1) proxy card or voting instruction card?

A:

It means your shares are registered in different names or are held in more than one (1) account. Please provide voting instructions for each proxy card and voting instruction card you receive to ensure that all of your shares are voted.

Q:	Where can I find the voting results of the Annual Meeting?

A:	Arcadia will announce preliminary voting results at the Annual Meeting and will publish final results in Arcadia’s quarterly report on Form 10-Q for the second quarter of fiscal year 2009.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:

Arcadia will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. Arcadia will provide copies of these proxy materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others so that they may forward these proxy materials to the beneficial owners. In addition, Arcadia may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Solicitations may also be made by personal interview, telephone and electronic communication by directors, officers and other employees of Arcadia, but we will not additionally compensate our directors, officers or other employees for these services.

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?

A:

You may submit proposals for consideration at future annual stockholder meetings. In order for a stockholder proposal to be considered for inclusion in the proxy materials for our fiscal year 2009 annual meeting of stockholders, your proposal must be received by our Corporate Secretary no later than March 31, 2009. A stockholder proposal or a nomination for director that is received after this date will not be included in our fiscal year 2009 proxy statement but will otherwise be considered at the fiscal year 2009 annual meeting of stockholders so long as it is submitted to our Corporate Secretary no earlier than June 5, 2009 and no later than July 5, 2009. We advise you to review our Bylaws, which contain this and other requirements with respect to advance notice of stockholder proposals and director nominations. Our Bylaws were filed with the Securities Exchange Commission (the “SEC”) as an exhibit to our quarterly report on Form 10-Q on November 7, 2007, which can be viewed by visiting our investor section of our website at www.ArcadiaHealthCare.com and also may be obtained by writing to the Corporate Secretary at our principal executive office (9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240).

Q:	How can I get electronic access to the Proxy Statement and Annual Report?

A:	This Proxy Statement and our Fiscal 2008 Annual Report may be viewed online in the Investor section of our website at www.ArcadiaHealthCare.com.

Q:	How do I obtain a separate set of proxy materials if I share an address with other stockholders?

A:

To reduce expenses, in some cases, we are delivering one (1) set of proxy materials to certain stockholders who share an address, unless otherwise requested. A separate proxy card is included in the proxy materials for each of these stockholders. If you reside at such an address and wish to receive a separate copy of the proxy materials, including our Annual Report, you may contact Arcadia’s Corporate Secretary at our principal executive offices (9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240) or by telephone at (317) 569-8234. You may also contact Arcadia’s Corporate Secretary if you would like to receive separate proxy materials in the future or if you are receiving multiple copies of our proxy materials and would like to receive only one (1) copy in the future.

Q:	How can I obtain an additional proxy card?

A:

If you lose, misplace or otherwise need to obtain a proxy card, and you are a stockholder of record, contact Arcadia’s Corporate Secretary at our principal executive office (9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240) or by telephone at (317) 569-8234. If you are the beneficial owner of shares held indirectly through a bank, broker or similar institution, contact your account representative at that organization.

Q:	Whom should I call with other questions?

A:

If you have additional questions about this Proxy Statement or the Annual Meeting contact Arcadia’s Corporate Secretary at our principal executive offices (9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240) or by telephone at (317)  569-8234.

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Arcadia Resources, Inc., a Nevada corporation (“Arcadia” or the “Company”), to be voted at our Fiscal 2008 annual meeting of stockholders to be held at the Company’s principal executive offices at 9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240 on Friday, September 5, 2008 at 9:00 a.m. local time, or any postponement or adjournment or postponement thereof (the “Annual Meeting”). This Proxy Statement, the Notice of Annual Meeting and the accompanying form of proxy card are being first mailed to stockholders on or about August 6, 2008.

As of July 29, 2008, the date of this Proxy Statement, there were issued and outstanding 134,910,491 shares of our common stock. We have established July 30, 2008 as the record date for the Annual meeting. Only holders of record of our voting securities at the close of business on such date will be eligible to vote at the Annual Meeting. The common stock is our only class of equity securities outstanding and entitled to vote at the Annual Meeting. Holders of shares of our common stock are entitled to one (1) vote on each matter to be voted upon by the stockholders at the Annual Meeting for each share held. Under our Bylaws, as amended through the date hereof, we must have present, in person or by proxy, holders of at least a majority of our common stock outstanding and entitled to vote on the matters to be considered at the Annual Meeting to constitute a quorum for the transaction of business at the Annual Meeting.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose reasonably relating to the Annual Meeting, at our principal executive offices (9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240) during ordinary business hours for the ten (10) days immediately prior to the Annual Meeting. This list also will be available for examination during the Annual Meeting.

At the Annual Meeting, stockholders will be asked to take the following actions:

1.

To elect two (2) Class B directors to the Board, each to serve until our 2011 annual meeting or until such person shall resign, be removed or otherwise leave office (the “Board Nominees Proposal”); and

2.	To consider and act upon any other proposal or business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board Nominees Proposal will be decided by the affirmative vote of a plurality of the voting rights attached to the common stock present, in person or by proxy, at the Annual Meeting, and entitled to vote thereon.

Stockholders have no right under Nevada law or under the Company’s Articles of Incorporation or Bylaws to appraisal rights or to dissent from the proposals outlined above.

Throughout this Proxy Statement, the terms “we,” “us,” “our” and “our company” refer to Arcadia Resources, Inc. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis and “you” and “your” refers to the stockholders of our company.

SOLICITATION AND REVOCATION OF PROXIES

Proxies in the form enclosed are being solicited by, or on behalf of, the Board. The persons named in the accompanying form of proxy card have been designated as proxies by the Board. Such persons designated as proxies serve as our officers. Any stockholder desiring to appoint another person to represent him or her at the Annual Meeting may do so by completing and executing another form of proxy and delivering it to the attention of our Corporate Secretary at our principal executive offices (9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240), before the time of the Annual Meeting. It is the responsibility of the stockholder appointing such other person to represent him or her to inform such person of this appointment.

All shares of common stock represented by properly executed proxies that are returned and not revoked will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in an executed proxy card, it will be voted “FOR” each of the proposals described herein and set forth on the accompanying form of proxy card, and in accordance with the proxyholder’s best judgment as to any other business as may properly come before the Annual Meeting. If a stockholder appoints a person other than the persons named in the enclosed form of proxy card to represent him or her, such person will vote the shares in respect of which he or she is appointed proxyholder in accordance with the directions of the stockholder appointing him or her. Member brokerage firms of the American Stock Exchange (“AMEX”) that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote in their discretion upon the Board Nominees Proposal. Any “broker non-votes” and abstentions will be treated as shares present for purposes of determining the presence of a quorum, but will have no effect on the vote for the Board Nominees Proposal. Any stockholder who executes a proxy card may revoke it any time before it is voted by delivering to the attention of our Corporate Secretary a written statement revoking such proxy, by executing and delivering a later dated proxy card, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy card to us shall not in and of itself constitute a revocation of such proxy.

We will bear the cost of solicitation of proxies. Our directors, officers and employees may solicit proxies, personally, by telephone, electronically or otherwise, but such persons will not be specifically compensated for such services. We may also make, through bankers, brokers, dealers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of common stock that such persons hold of record.

PROPOSAL REQUIRING YOUR VOTE

Election of Directors

General

At the Annual Meeting, two (2) nominees will be elected Class B directors. The Nominating and Governance Committee of the Board has recommended that the full Board remain comprised of six (6) directors and that two (2) Class B directors be elected for a three (3) year term at the Annual Meeting. If elected, each of the two (2) Class B nominees will serve on the Board until the 2011 annual meeting of stockholders, or until their successors are duly elected and qualified in accordance with our Bylaws. All Class B nominees recommended for election at the Annual Meeting are current directors and are standing for re-election.

The nominees for re-election are Joseph Mauriello and Daniel Eisenstadt. If no contrary indication is made, proxies in the accompanying form are to be voted “FOR” each of the Class B directors, or, in the event either of the Class B nominees is not a candidate or is unable to serve as a director at the time of election, for any nominee that is designated by the Board to fill such vacancy, unless the Board determines to reduce the number of directors pursuant to our Bylaws. Each nominee has consented to his nomination and neither our Board nor management has any reason to believe that either of the two (2) Class B nominees for election will be unable to serve. Other than as reported in this Proxy Statement, there are no arrangements or understandings between any nominees and any other persons pursuant to which the nominees were nominated for election as directors. Information with respect to the two (2) nominees can be found elsewhere in this Proxy Statement under the section “Board of Directors and Committees of the Board”.

Vote Required

Directors are elected by a plurality of the votes cast, so that only votes “FOR” directors are counted in determining which directors are elected. The two (2) nominees receiving the most votes “FOR” will be elected. Broker non-votes (if any) and withheld votes will be treated as shares present for the purposes of determining a quorum, but will have no effect on the vote for the election of directors.

Recommendation of Our Board

Our Board recommends a vote “FOR” the election of Joseph Mauriello and Daniel Eisenstadt as Class B directors. Our directors (including the director nominees) and executive officers own approximately 9.32% of the voting power entitled to be cast at the Annual Meeting based upon the information contained in the section of this Proxy Statement titled “Security and Ownership of Certain Beneficial Owners and Management”. We anticipate that these directors and executive officers will cast all of their votes in favor of the proposal to elect Joseph Mauriello and Daniel Eisenstadt as Class B directors.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

The full Board currently consists of six (6) directors. Our Articles of Incorporation provide for the classification of the Board into three (3) classes, with staggered terms of office and provides that upon expiration of the term of office of a class of directors, nominees for such class shall be elected for a term of three (3) years or until their successors are duly elected and qualified.

The current members of the Board, and the committees of the Board on which they serve, are identified below:

Name	Age	Position	Class	Director Since	Audit Committee	Compensation Committee	Nominating and Governance Committee
Marvin R. Richardson	51	President, Chief Executive Officer & Director	A	April 5, 2007	--	--	--
John T. Thornton	70	Director	A	June 15, 2004	**	--	*
Peter A. Brusca, M.D.	67	Director	C	July 1, 2006	*	**	--
Joseph Mauriello	63	Director	B	March 1, 2007	*	--	**
Russell T. Lund, III	47	Director	C	April 1, 2007	--	*	*
Daniel Eisenstadt	38	Director	B	May 24, 2007	*	*	--

* Member

** Chair

Mr. Richardson does not qualify as an independent director, therefore he does not participate on any committee of the Board. Mr. Thornton, Dr. Brusca and Mr. Lund were elected to the Board by the stockholders of the Company. Mr. Richardson, Mr. Mauriello and Mr. Eisenstadt were appointed by the members of the Board to fill vacancies on the Board. Mr. Eisenstadt and Mr. Mauriello are nominees for election to the Board by the stockholders at the Annual Meeting. It is anticipated that Mr. Richardson will be a nominee for election to the Board by the stockholders at the fiscal year 2009 annual meeting.

Set forth below is a brief description of the background of each of our directors, based on information provided to us by them.

Marvin R. Richardson. Marvin R. Richardson is President and Chief Executive Officer of Arcadia Resources, Inc. He joined Arcadia in February 2007 when, as co-founder and CEO of Minneapolis, Minnesota based PrairieStone Pharmacy, LLC (“PrairieStone”), he completed the sale of PrairieStone to Arcadia. Richardson is a 32-year veteran of health care and retail pharmacy services. He worked for the Walgreen Company for ten (10) years beginning in 1979 before co-founding Low Cost Health Care, where he was President and CEO for 11 years. In 2000, he joined Rite Aid Corporation as part of a newly formed management team focused on the turn-around of its operations. He served as Senior Vice President, Pharmacy Operations and was responsible for pharmacy operations and pharmacy technology for 3,600 pharmacies in the Rite Aid drug chain. In 2003, he co-founded PrairieStone. PrairieStone was formed to focus on the implementation of automation designed to allow the pharmacist more time for patient interaction. The company was named “Chain of the Year” by Drug Topics magazine in 2005. Richardson is a 1980 graduate of Purdue University in West Lafayette, Indiana, where he earned his Bachelor of Science degree in Pharmacy. He serves on the Purdue University School of Pharmacy Dean’s Advisory Council and is on the Board of Directors for the Mental Health America of Indiana Association. He has been an advisor to several major government leaders on healthcare policy, including Vice President Dan Quayle and Mr. Stephen Goldsmith, former Mayor of Indianapolis, Indiana.

John T. Thornton. Mr. Thornton owns and manages J.T. Investments, Inc., a real estate development and investment company. Mr. Thornton is also a member of the board, and the compensation, audit and finance committees of XL Capital Ltd. (NYSE: XL), an insurance, reinsurance and financial products company. From 1987 to 1999, Mr. Thornton served as executive vice president and chief financial officer of Norwest Corporation (now Wells Fargo). From 1984 to 1987, Mr. Thornton was senior vice president and controller of Norwest Corporation. Mr. Thornton received a law degree from St. John’s University and was admitted to the New York State Bar in 1972. Mr. Thornton became a Certified Public Accountant in 1964.

Peter A. Brusca, M.D. Dr. Brusca is a physician who practiced otolaryngology in the Chicago, Illinois area through 2004. Dr. Brusca earned his medical degree in 1967 from Loyola University Stritch School of Medicine. He earned his Bachelor of Science Degree in 1963 from Loyola University, Chicago. He is certified by the American Board of Otolaryngology, and is a Fellow of the American College of Surgeons, American Academy of Otolaryngology Head and Neck Surgery, and other professional organizations.

Joseph Mauriello. Mr. Mauriello retired in 2006 as Deputy Chairman & COO of KPMG, LLP after 40 years with the accounting firm. He was responsible for its day-to-day operations and financial affairs. As Deputy Chairman, he also chaired the firm’s Management Committee. In addition, Mr. Mauriello was COO for the Americas Region and member of the Boards of KPMG LLP and KPMG Americas. After joining KPMG in 1965, he held a series of leadership positions and serviced some of the firm’s most prestigious global clients. During his career, he specialized in serving global financial services clients in the New York, New Jersey, Connecticut and Los Angeles markets. He also served as lead partner for a number of global companies. Prior to his most recent position, he was a member of the Board of Directors of KPMG from 1990 to 1994 and Partner in Charge of the firm’s Financial Institution Practices from 1987 to 1996. In addition, Mr. Mauriello serves on the Board of Directors of XL Capital Ltd. (NYSE:XL), the Board of Trustees of the Fidelity Funds, the Board of Overseers of the School of Risk Management, Insurance and Actuarial Sciences of the Peter J. Tobin College of Business at St. John’s University, the Board of Directors of the Alliance for Lupus Research, New York, NY and the Board of Trustees of the St. Barnabas Medical Center and Health System, Livingston, NJ.

Russell T. Lund, III. Mr. Lund is the Chairman and Chief Executive Officer of Lund Food Holdings, Inc., which owns and operates the Lunds and Byerly supermarkets in Minnesota and two (2) manufacturing facilities and a distribution center which support the store operations. Mr. Lund joined the family business in 1985 and held various positions before being named Chairman and Chief Executive Officer in 2006. Mr. Lund is a member of the Board of the Food Marketing Institute and is on the steering committee of its Operating Executive Council share group. In addition, he is a trustee for the Russell T. Lund Charitable Trust, which is a major contributor to several local charitable organizations.

Daniel Eisenstadt. Mr. Eisenstadt began his career as a corporate lawyer in the New York office of Fulbright & Jaworski, L.L.P., with a practice focused on securities offerings and mergers and acquisitions. He then served as Vice President and founding Executive Director of the Auschwitz Jewish Center Foundation from 1998 to 2002. In addition, Mr. Eisenstadt has been involved in several entrepreneurial ventures. Mr. Eisenstadt currently serves as Director of Private Equity at CMS Companies, an investment fund based in Philadelphia and has been with CMS Companies since 2004. He is a member of the Investment Committee of Quad Partners II, serves on the Board of Directors of Beckfield College LLC, and serves as an observer on the boards of HB&G Building Products Inc. and High Response Holdings LLC. Mr. Eisenstadt received a B.A. from Clark University with a major in International Relations, a J.D. from the University of Virginia School of Law and an MBA from Harvard Business School. Mr. Eisenstadt was a Raoul Wallenberg Scholar in International Affairs at the Hebrew University of Jerusalem.

GOVERNANCE OF THE COMPANY

Corporate Governance Guidelines

The Board sets high standards for our employees, officers and directors. Implicit in this philosophy is the importance of sound corporate governance. All of our corporate governance materials, including the charters of our various committees of the Board and our Code of Ethics and Conduct are available in the Investor section of our website at www.ArcadiaHealthCare.com. Such documents are also available in print to any stockholder who requests it. Stockholders may send a written request for such documents to the attention of the Corporate Secretary of Arcadia Resources, Inc., 9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240. The Board regularly reviews corporate governance developments and modifies our corporate governance materials as warranted. We will post any modifications to our corporate governance materials on our website.

Director Independence

It is the policy of the Board that a substantial majority of its members be independent from management and the Board has adopted director independence guidelines that meet the listing standards of AMEX and the independence standards under the applicable rules and regulations of the SEC. In accordance with our corporate governance guidelines, the Board undertook its annual review of director independence during Fiscal 2008. The Board considered any and all commercial and charitable relationships of directors, including transactions, arrangements and relationships between us and each director or any member of his or her immediate family. Following this review, the Board determined, by applying the independence standards contained in Part 8 of the AMEX Listed Company Manual and the independence standards under the applicable rules and regulations of the SEC, that each of Peter A. Brusca, M.D., Daniel Eisenstadt, Russell T. Lund III, Joseph Mauriello and John T. Thornton, is independent of us and our management in that none has a direct or indirect material relationship with our Company. Marvin R. Richardson is not considered an independent director because he currently serves as the Chief Executive Officer and President of the Company and receives compensation from the Company for being an executive officer of the Company.

Nomination and Qualifications of Directors

The Nominating and Governance Committee is responsible for screening potential director candidates and recommending qualified candidates to the Board for nomination. The Nominating and Governance Committee does not solicit director nominations but will consider stockholder recommendations sent to the attention of the Chairman of the Nominating and Governance Committee of Arcadia Resources, Inc., 9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240. Stockholders’ nominations for directors must be made in writing and contain a sufficient description of the qualifications and background of the candidate to enable the Nominating and Governance Committee to assess his or her qualifications. The Board, with the assistance of the Nominating and Governance Committee, is responsible for reviewing, on an annual basis, the requisite skills and characteristics of members of the Board. This assessment includes an evaluation of the independence, business, strategic and financial skills of each director and how each director’s overall experience relates to the needs of the Board as a whole.

Communications with the Board

Stockholders and other interested parties may communicate directly with the Board or the non-management directors, individually or as a group, by sending written correspondence to the attention of the Chairman of the Nominating and Governance Committee of Arcadia Resources, Inc., 9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240. Additional methods of communicating with the Board are disclosed in our Code of Ethics and Conduct, which is available in the Investor section of our website at www.ArcadiaHealthCare.com. All such communications will be forwarded to the Board or its members as requested in the communication. Communications that relate to our accounting, internal accounting controls or auditing matters are referred to the Chairman of the Audit Committee.

Meetings of the Board and its Committees

During Fiscal 2008, the Board met ten (10) times and acted by written consent eight (8) times. Each director attended at least 75% of all meetings of the Board and the committees of the Board on which he served. Board and committee meetings are scheduled generally nine (9) to twelve (12) months in advance and are scheduled without regard to anticipated releases or other major announcements by the Company. We do not have a policy with regard to attendance by our board members at the annual meetings of stockholders, however, we encourage all of our directors to attend, either in person, by telephone or by other similar means of live communication (including video conference or webcast). At our last annual meeting of Stockholders held in September 2007, one (1) of our six (6) directors attended.

Committees of the Board

The Board has three (3) standing committees to facilitate and assist the Board in the execution of its responsibilities. The current committees are the Audit Committee, the Compensation Committee and the Nominating and Governance Committee.

Audit Committee

The Audit Committee currently consists of John T. Thornton (Chair), Peter A. Brusca, M.D., Joseph Mauriello and Daniel Eisenstadt. During Fiscal 2008, the Audit Committee met eight (8) times. The Board has determined that each of John T. Thornton, Peter A. Brusca, M.D., Joseph Mauriello and Daniel Eisenstadt meets the independence standards of AMEX for audit committee members and the independence standards under the applicable rules and regulations of the SEC. The Board has also determined that Mr. Thornton satisfies the requirements for serving as an “audit committee financial expert” and has designated Mr. Thornton as our audit committee financial expert.

The Audit Committee has adopted a charter which is available in the Investor section of our website at www.ArcadiaHealthCare.com. The Audit Committee reviews and reassesses the adequacy of its charter annually and recommends any proposed changes to the Board for approval.

The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to:

•	The accounting and financial reporting processes and systems of internal accounting and financial controls;
•	The effectiveness of our internal controls;
•	The integrity of our financial statements;
•	The annual independent audit of our financial statements;
•	The engagement of our independent auditor;
•	The evaluation of the independent auditor’s function;
•

The compliance with legal and regulatory requirements, including disclosure controls and procedures, management’s report on internal controls over financial reporting and the report required by SEC rules to be included in this Proxy Statement; and

•	The policies, practices and compliance regarding our Code of Ethics and Conduct.

In addition, the Audit Committee provides an avenue for communication between our independent registered public accounting firm and the Board. The Audit Committee has the sole authority to employ our independent registered public accounting firm, and to approve any proposed non-audit work to be conducted by our independent registered public accounting firm. The Audit Committee is expected to regularly review the independent registered public accounting firm’s work plan, staffing comments, invoices and work product.

The Audit Committee Report is included in a later section of this Proxy Statement.

Compensation Committee

Through June 12, 2007, the Board as a whole acted as the compensation committee of the Company, on the basis that the Company qualified as a “controlled company” under AMEX rules due to the existence of a certain voting agreement which subsequently terminated on September 27, 2007. Prior to the creation of the Compensation Committee, the compensation of the Chief Executive Officer and other executive officers was recommended to the full Board by a majority of the independent directors, per the rules of AMEX.

On June 12, 2007, the Board of Directors created a Compensation Committee, consisting solely of independent directors. The Board adopted a charter for the Compensation Committee, which is available in the Investor section of our website at www.ArcadiaHealthCare.com. The Compensation Committee reviews and reassesses the adequacy of its charter periodically and recommends any proposed changes to the Board for approval.

The Compensation Committee currently consists of Peter A. Brusca, M.D. (Chair), Daniel Eisenstadt and Russell T. Lund, III. During Fiscal 2008, the Compensation Committee met two (2) times and acted by written consent three (3) times. The Board has determined that each of Peter A. Brusca, M.D., Daniel Eisenstadt and Russell T. Lund, III meet the independence standards of AMEX for compensation committee members and the independence standards under the applicable rules and regulations of the SEC.

The Compensation Committee’s responsibilities, which are discussed in detail in its charter, include, among other duties, the responsibility to:

•

Annually review and approve the Company’s corporate goals and objectives relevant to the Chief Executive Officer and to evaluate his or her performance in light of such goals and objectives and determine and approve changes in the Chief Executive Officer’s compensation level based on this evaluation;

•

Annually review, and approve changes in, executive officer compensation, including: (i) annual base salary levels; (ii) annual incentive compensation levels; (iii) long-term incentive compensation levels; (iv) employment agreements, severance agreements and change of control agreements/provisions; and (v) any supplemental or special benefits;

•	Identify any performance measures to be used in executive and management incentive plans, and the levels of performance for which incentive compensation is paid;
•	Administer the Company’s incentive compensation plans and equity based-plans as in effect and as adopted from time to time by the Board;
•	Approve any new equity compensation plan or any material change to an existing plan where stockholder approval has not been obtained;
•	Provide oversight regarding the Company’s retirement, welfare and other benefit plans, policies and arrangements; and
•

Approve any stock option award or any other type of award as may be required for complying with any tax, securities or other regulatory requirement, or otherwise determined to be appropriate or desirable by the Compensation Committee or Board.

During Fiscal 2008, the Company engaged Carlson Dettmann Consulting, a consulting firm specializing in compensation, benefits and other human resources issues, on a fee-per-project basis. Scott Dettmann, Vice President and Principal Consultant, worked with the Compensation Committee and management to assist in determining appropriate compensation and benefit levels for executive management and the Board.

Please see the Compensation Discussion and Analysis section of this Proxy Statement for a description of the processes and procedures for considering and determining executive officer compensation. The Compensation Committee Report follows the Compensation Discussion and Analysis included in this Proxy Statement.

Nominating and Governance Committee

Through June 12, 2007, the Board as a whole acted as the nominating and governance committee of the Company, on the basis that the Company qualified as a “controlled company” under AMEX rules due to the existence of a certain voting agreement which subsequently terminated on September 27, 2007. Prior to the creation of the Nominating and Governance Committee, nominations for the Company’s Board were selected, or recommended for the Board’s selection, by a majority of the independent directors, per the rules of AMEX.

On June 12, 2007, the Board of Directors created a Nominating and Governance Committee, consisting solely of independent directors. The Board adopted a charter for the Nominating and Governance Committee, which is available in the Investor section of our website at www.ArcadiaHealthCare.com. The Nominating and Governance Committee reviews and reassesses the adequacy of its charter periodically and recommends any proposed changes to the Board for approval.

The Nominating and Governance Committee consists of Russell T. Lund, III, Joseph Mauriello (Chair) and Daniel Eisenstadt. The Board has determined that each of Russell T. Lund, III, Joseph Mauriello and Daniel Eisenstadt meet the independence standards of AMEX and the independence standards under the applicable rules and regulations of the SEC. The Nominating and Governance Committee met two (2) times during Fiscal 2008.

The Nominating and Governance Committee’s responsibilities, which are discussed in detail in its charter, include, among other duties, the responsibility to:

•	Monitor the size and composition of the Board and committees of the Board;
•	Consider and make recommendations to the Board with respect to the nominations or elections of directors of the Company;
•

Identify individuals believed to be qualified as candidates to serve on the Board and select, or recommend that the Board select, the candidates for all directorships to be filled by the Board or by the stockholders at an annual or special meeting;

•	Solicit periodic input from the Board and conduct a review of the effectiveness of the structure and operations of the Board;
•	Make recommendations to the Board concerning the appointment and removal of directors to committees of the Board and suggest rotations for chairpersons of committees;
•

Make recommendations to the Board regarding committee member qualifications, committee structure and operations, delegated responsibilities of the committees and revisions to the charter of each Board committee;

•	Evaluate and recommend any revisions to Board and committee meeting policies and logistics;
•	Administer the annual self-evaluation by the Board, share the evaluation results with the full Board and lead Board discussions and analysis thereof;
•	Develop orientation materials for new directors and corporate governance-related continuing education for all Board members;
•

Implement, evaluate and monitor compliance of the Company’s Code of Conduct and Ethics, promptly inform the Board of any non-compliance and make recommendations to the Board regarding any revisions to the Code from time to time as appropriate;

•	Establish, implement and monitor the processes for effective communication between the Company’s stockholders and members of the Board;
•	Establish, implement and monitor the processes for consideration of stockholder proposals properly submitted in accordance with the provisions of the Bylaws;
•	Review all stockholders proposals properly submitted to the Company in accordance with any applicable provisions of the Bylaws and recommend to the Board appropriate action on each such proposal;
•	Advise the Board periodically with respect to significant developments in the law and practice of corporate governance and make recommendations to the Board on all matters of corporate governance;
•	Review the Company’s compliance with the AMEX corporate governance listing requirements;
•	Oversee the management continuity process; and

•	Make recommendations to the Board with respect to outside director compensation.

The Nominating and Governance Committee may use various means to identify director candidates, including recommendations from existing Board members and management. Candidates are not evaluated on the basis of any specific minimum qualifications. In selecting candidates, the Nominating and Governance Committee relies on all relevant factors regardless of the source of the candidate’s nomination. Some of the factors on which the Nominating and Governance Committee relies in selecting candidates include, without limitation: personal characteristics, including personal and professional ethics and integrity; expertise useful to the Company and complementary to the background and experience of the existing directors; willingness to represent the best interest of stockholders and objectively appraise management performance; and diversity in personal background, such as gender, age and nationality. The Nominating and Governance Committee examines the candidate’s qualifications in light of the portfolio of skills, experience, perspective and background required for the effective functioning of the Board, taking into consideration the Company’s strategy, and its regulatory and market environments. While the Nominating and Governance Committee does not solicit director nominations from stockholders, it will evaluate candidates recommended by stockholders in the same manner as candidates identified by our officers, the Nominating and Governance Committee or other members of our Board.

Code of Ethics and Conduct

We have adopted a Code of Ethics and Conduct that applies to all of our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer. The Code of Ethics and Conduct is available in the Investor section of our website at www.ArcadiaHealthCare.com. In addition, any waivers of compliance granted by the Board with respect to our Code of Ethics and Conduct are available in the Investor section of our website at www.ArcadiaHealthCare.com

Compensation Committee Interlocks and Insider Participation

None of our executive officers serve as members of the board of directors or compensation committee of any entity that has an executive officer serving as a member of our Board or Compensation Committee.

Certain Transactions and Relationships

Information about transactions involving related persons is assessed by the independent Audit Committee of the Board. Related persons include the Company’s directors and executive officers, as well as the immediate family members of directors and executive officers. If the determination is made that a related person has a material interest in any Company transaction, then the Company’s Audit Committee would review, approve or ratify it, and the transaction would be required to be disclosed in accordance with SEC rules. If the related person at issue is a director of the Company or a family member of a director, then that director would not participate in those discussions. In general, the Company is of the view that the following transactions with related persons are not significant to investors because they take place under the Company’s standard policies and procedures: (i) the sale or purchase of products or services in the ordinary course of business and on an arms’-length basis; and (ii) the employment by the Company where the compensation and other terms of employment are determined on a basis consistent with the Company’s human resources policies.

Outlined below are certain related party transactions that have been reviewed and approved by the Company’s Audit Committee during Fiscal 2008:

On September 10, 2007, the Company entered into a note payable with the Company’s Chief Executive Officer, Marvin R. Richardson and a separate note payable with an Executive Vice President, John J. Brady. Both of these individuals were former executive officers and owners of PrairieStone. Pursuant to the PrairieStone purchase agreement, these two (2) individuals sold a predetermined number of shares of the Company’s common stock, which they received as consideration for the sale of their interests in PrairieStone, in order to cover their estimated personal tax liabilities resulting from the sale of PrairieStone to Arcadia. The proceeds from these common stock sales were less than the estimated tax liabilities. The purchase agreement obligated Arcadia to reimburse them the difference. The notes payable matured on April 10, 2008.

On September 24, 2007, the Company hired Steven L. Zeller as Executive Vice President of In-Home Health Care and Staffing. Mr. Zeller has a beneficial ownership interest in BestCare Travel Staffing, LLC, an entity contracted to an Arcadia subsidiary and thereby has an interest in the entity’s transactions with Arcadia’s subsidiary, including the payments of commissions to the entity based on a specified percentage of gross margin. BestCare Travel Staffing, LLC is responsible to pay its selling, general and administrative expenses. In addition, Arcadia has an agreement with BestCare Travel Staffing, LLC, which is terminable under certain circumstances, to purchase the business under certain events, but in no event later than 2011. The Audit Committee has approved a Conflicts of Interest Protocol with respect to interactions between Arcadia and BestCare Travel Staffing, LLC which may pose a conflict in relation to Mr. Zeller’s employment with the Company.

Russell T. Lund, III has minority ownership interests in each of Lunds, Inc. and LFHI Rx, LLC and serves as the Chairman and CEO of Lunds, Inc. These two (2) entities, Marvin R. Richardson and John J. Brady each were members of and held an ownership interest in PrairieStone prior to its acquisition by the Company. Pursuant to the terms of the purchase agreement whereby the Company purchased PrairieStone from its members, the members of PrairieStone were entitled to receive certain earn-out payments if PrairieStone met specified financial targets on the first and second anniversaries of the closing date. The Audit Committee reviewed the financial results of PrairieStone as of the first anniversary of the closing and determined that the required financial targets had not been met and have informed the PrairieStone members that no earn-out consideration would be paid for that time period.

Certain Information about Insurance and Indemnification

The Company has renewed its directors and officers indemnification coverage. This insurance covers directors and officers individually where exposures exist other than those for which the Company is able to provide direct or indirect indemnification. These policies run from May 7, 2008 to May 7, 2009 at a total cost of $351,993. The primary insurance carrier is AIG Insurance.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s directors and executive officers, and persons who own beneficially more than ten percent (10%) of the common stock, to file reports of ownership and changes of ownership with the SEC. Copies of all filed reports are required to be furnished to us. During Fiscal 2008, (i) Mr. Richardson filed one (1) late Form 4, (ii) Mr. Brady filed one (1) late Form 4 and (iii) Mr. Lund filed one (1) late Form 4, in each case reporting the shares of common stock issued to each of them (or to partiers for whom they are deemed to be beneficial owners) as additional consideration as provided in the purchase agreement for the PrairieStone acquisition transaction. Otherwise, based solely upon a review of Forms 3, 4 and 5 and amendments to these forms furnished to us, together with all written representations received by us from applicable parties that no Form 5 was required to be filed by such parties, all parties subject to the reporting requirements of Section 16(a) of the Exchange Act timely filed all such required reports during and with respect to Fiscal 2008.

Stockholder Communication with the Board

A stockholder who wishes to communicate directly with the Board or with any director may send the communication, addressed to the Board or to the individual director, to the Company’s principal executive offices (9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240) and the communication will be forwarded to the Board or the director(s) to whom it is addressed, as applicable.

EXECUTIVE OFFICERS

The following table sets forth the names, titles and ages of our executive officers as of July 29, 2008:

Name	Age	Position(s)	Served as Officer Since
Marvin R. Richardson	51	President, Chief Executive Officer and Director	February 2007
Matthew R. Middendorf	38	Chief Financial Officer and Treasurer	February 2008
Michelle M. Molin	43	Executive Vice President, General Counsel and Secretary	October 2007
John J. Brady	38	Executive Vice President, Sales and Marketing	February 2007
Steven L. Zeller	51	Executive Vice President, Services and Staffing	September 2007
Cathy Sparling	54	Senior Vice President, Administration	May 2004

Set forth below is a brief description of the background of each of our executive officers, based on information provided to us by them, all of whom serve on the Executive Committee of the Company:

Marvin R. Richardson. See the section of this Proxy Statement titled “Board of Directors and Committees of the Board” for Mr. Richardson’s biographical data.

Matthew R. Middendorf. Mr. Middendorf joined the Company on February 1, 2008 as Chief Financial Officer and Treasurer. Mr. Middendorf started his career with the Company in January 2007 by working as a financial consultant to the Company, providing day-to-day financial and accounting support to the Interim CFO and working on special projects for the Chief Executive Officer. He has responsibility for internal and external reporting, planning and analysis and corporate and business unit accounting. From 2004 to 2006 Mr. Middendorf served as the Corporate Controller and Director of Financial Reporting for Workstream, Inc., a publicly-traded software company. Prior to his time with Workstream, he worked in public accounting for more than a decade, most recently with Grant Thorton in its Seattle office. Mr. Middendorf has significant experience working with mid-size companies in the technology, healthcare and banking industries. Mr. Middendorf holds a Bachelor of Science Degree in Accountancy from the University of Illinois and passed the CPA Exam in 1992.

Michelle M. Molin. Ms. Molin, Executive Vice President, General Counsel and Corporate Secretary, joined the Company in October 2007. As Executive Vice President and General Counsel, she advises and provides legal services to the corporate staff and operating management regarding commercial, corporate, securities, employment law and litigation and is responsible for the Company’s investor relations, compliance, risk management and corporate training and development departments. Prior to joining Arcadia, Ms. Molin was a partner at Ice Miller LLP, practicing from 1998 to 2007 in the private equity and venture services group and providing corporate, finance and securities law advice to established as well as emerging-growth companies. Ms. Molin has extensive experience in mergers and acquisitions and corporate governance as well as legal, firm and business management. She is a current member of the American Bar Association, the Indiana Bar Association and the Indianapolis Bar Association and is a certified mergers and acquisitions advisor. Ms. Molin holds a bachelor’s degree in English from Purdue University and a Juris Doctorate from the Indiana University School of Law (Indianapolis) where she graduated Cum Laude. Ms. Molin is a frequent speaker and has published numerous articles and books on the Sarbanes-Oxley Act of 2002.

John J. Brady. Mr. Brady, Executive Vice President, Pharmacy, Sales and Marketing, joined the Company through the acquisition of Prairie Stone in February 2007. As Executive Vice President for the Company, he has been given responsibility for Sales and Marketing of all business segments. Mr. Brady has an extensive healthcare background that includes more than 15 years in the pharmaceutical and retail pharmacy industries. Mr. Brady co-founded PrairieStone Pharmacy in 2003. Other experience includes Specialty Sales Manager for Novartis Pharmaceuticals and Vice President of Sales and Marketing for NCS HealthCare. Mr. Brady received his Bachelor of Science degree from Indiana State University in 1992, with an emphasis in communications and marketing.

Steven L. Zeller. Mr. Zeller, Executive Vice President, Home Health Care, Staffing and Home Health Equipment, joined the Company in September 2007. Mr. Zeller is responsible for the Company’s home care, home health equipment and products, medical staffing and non-medical staffing businesses. From 2006 to September 2007, Mr. Zeller was President of BestCare Travel Staffing, LLC, an Arcadia affiliate providing travel nursing and allied health services, a position he continues to hold. Prior to becoming an Arcadia affiliate in 2006, Mr. Zeller served as a division president for SPX Corporation from 2003 to 2005 and was employed for 18 years at Cummins, Inc., where he last served as Vice President and Managing Director for a European-headquartered power generation subsidiary. He received his Juris Doctor degree from Indiana University in 1981 where he graduated Summa Cum Laude, and received a B.A. in Economics from The College of William and Mary in 1978.

Cathy Sparling. Ms. Sparling joined Arcadia in 1990 and presently serves as the Senior Vice President of Administration, overseeing many of the central services shared by Arcadia’s various business lines, including Human Resources, Benefits, Compliance and Corporate Training and Development. She has over 25 years of clinical and business management experience in the home care and medical staffing industries. Prior to her current position, Ms. Sparling served in management roles for Arcadia Services, Inc., encompassing business development, clinical services, contracting, quality assurance and compliance and reimbursement. Ms. Sparling earned a Bachelor of Science degree in Nursing from Michigan State University and has pursued graduate course work in business administration.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our common stock is the only class of our voting securities presently outstanding. The following table sets forth information with respect to the beneficial ownership of shares of our common stock as of June 30, 2008 by: (a) each person known by us to beneficially own five percent (5%) or more of the outstanding shares of such class of stock, based on filings with the SEC and certain other information; (b) each of our named executive officers, as defined in Item 402(a) of Regulation S-K (the “Named

Executive Officers”), including the Chief Executive Officer, Chief Financial Officer and the individuals listed in the Summary Compensation Table contained in this Proxy Statement; (c) our directors; and (d) all of our current Named Executive Officers and directors as a group. Except as otherwise indicated in the notes to the following table, we believe that all shares are beneficially owned, and investment and voting power is held by, the persons named as owners, and the address for each beneficial owner listed in the table, except where otherwise noted, is c/o Arcadia Resources, Inc., 9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240.

On June 30, 2008, there were 133,376,921 shares of our common stock outstanding. Except as noted, all information with respect to beneficial ownership has been furnished by the respective director, Named Executive Officer or beneficial owner of more than five percent (5%) of our common stock, or is based on filings with the SEC. Unless otherwise indicated below, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names. Beneficial ownership of the common stock has been determined for this purpose in accordance with the Exchange Act which provides, among other things, that a person is deemed to be the beneficial owner of the common stock if that person, directly or indirectly, has or shares voting power or investment power with respect to such stock or has the right to acquire such ownership within 60 days. Accordingly, the amounts shown in the table do not purport to represent beneficial ownership for any purpose other than compliance with SEC reporting requirements. Further, beneficial ownership as determined in this manner does not necessarily bear on the economic incidence of ownership of our common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner (20)	Percent of Class

CURRENT OFFICERS:
Marvin R. Richardson	2,187,193 (1)	1.64%
Matthew R. Middendorf	72,917 (2)	*
Michelle M. Molin	78,125 (3)	*
John J. Brady	854,452 (4)	*
Steven L. Zeller	91,000 (5)	*

FORMER OFFICERS:
Lynn K. Fetterman	146,094 (6)	*
Alan Lotvin, M.D.	356,250 (7)	*
Harry Travis	131,250 (8)	*

DIRECTORS:
Peter A. Brusca, M.D.	103,935 (9)	*
Daniel Eisenstadt	5,345,495 (10)	4.01%
Russell T. Lund III	3,322,324 (11)	2.49%
Joseph Mauriello	118,036 (12)	*
John T. Thornton	251,403 (13)	*

All directors and current Named Executive Officers, as a group	12,424,880 (14)	9.32%

FIVE PERCENT OWNERS:
JANA Master Fund, Ltd.	16,807,396 (15)	12.60%
200 Park Ave., Ste. 3900
New York, NY 10166
John E. Elliott, II	10,225,000 (16)	7.67%
1389 Great Egret Trail
Naples, FL 34105
North Sound Capital, LLC	9,377,647 (17)	7.03%
53 Forest Ave., Ste. 202
Old Greenwich, CT 06870
SDS Capital Group SPC, Ltd.	9,164,059 (18)	6.87%
53 Forest Ave., Suite 202
Old Greenwich, CT 06870
Lawrence Kuhnert	7,892,428 (19)	5.92%
3138 Dahlia Way
Naples, FL 34105

*	Represents less than one percent (1%) of the issued and outstanding common stock.

(1)

Includes 2,037,193 shares of the Company’s common stock and 150,000 vested options to purchase shares of the Company’s common stock per the terms of an Option Agreement granted to Mr. Richardson by the Board as part of his fiscal year 2009 compensation. 400,000 of the shares of common stock beneficially owned by Mr. Richardson are held in escrow by the Company pursuant to the terms of the Purchase Agreement between the Company and the members of PrairieStone.

(2)

Includes 18,750 shares of the Company’s common stock and 54,167 vested options to purchase shares of the Company’s common stock per the terms of two (2) Option Agreements granted to Mr. Middendorf by the Board as part of his fiscal year 2009 compensation.

(3)

Includes 28,125 shares of the Company’s common stock and 50,000 vested options to purchase shares of the Company’s common stock per the terms of two (2) Option Agreements granted to Ms. Molin by the Board as part of her fiscal year 2009 compensation.

(4)

Includes 816,952 shares of the Company’s common stock and 37,500 vested options to purchase shares of the Company’s common stock per the terms of an Option Agreement granted to Mr. Brady by the Board as part of his fiscal year 2009 compensation. 200,000 of the shares of common stock beneficially owned by Mr. Brady are held in escrow by the Company pursuant to the terms of the Purchase Agreement between the Company and the members of PrairieStone.

(5)

Includes 53,500 shares of the Company’s common stock and 37,500 vested options to purchase shares of the Company’s common stock per the terms of an Option Agreement granted to Mr. Zeller by the Board as part of his fiscal year 2009 compensation.

(6)

Mr. Fetterman resigned as an officer of the Company on February 27, 2008 and at that time, Mr. Fetterman ceased to be a reporting person. The amounts for Mr. Fetterman are reported as of his date of resignation. Includes 8,440 shares held by the Harold Fetterman Credit Trust. Mr. Fetterman disclaims beneficial ownership of securities owned by the Harold Fetterman Credit Trust except to the extent of his pecuniary interest therein, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all of the reported securities for purposes of Section 16 or for any other purpose.

(7)

Dr. Lotvin resigned as an officer of the Company on September 5, 2007 and at that time, Dr. Lotvin ceased to be a reporting person. The amounts for Dr. Lotvin are reported as of his date of resignation.

(8)

Mr. Travis resigned as an officer of the Company on February 15, 2008 and at that time, Mr. Travis ceased to be a reporting person. The amounts for Mr. Travis are reported as of his date of resignation.

(9)

Includes 9,800 shares of the Company’s common stock and vested non-qualified options to purchase 94,135 shares of the Company’s common stock per the terms of Dr. Brusca’s director compensation agreements for attendance at Board and Audit Committee meetings and for his annual retainer as director and Audit Committee member through September 30, 2008.

(10)

Includes 2,521,009 shares of the Company’s common stock acquired in May 2007 by CMS/KRG/Greenbriar Partners, LP and 1,680,672 shares of the Company’s common stock acquired in May 2007 by CMS Platinum Fund, LP. Also, includes 630,252 shares of common stock issuable upon the exercise of warrants owned by CMS/KRG/Greenbriar Partners, LP and 420,168 shares of common stock issuable upon the exercise of warrants owned by CMS Platinum Fund, LP. Mr. Eisenstadt has elected to have his equity compensation received for his services as a member of the Board and its committees split between CMS/KRG/Greenbriar Partners, LP and CMS Platinum Fund, LP on a prorated basis consistent with each entities investment in the Company, which is 60% and 40%, respectively. As a result, 3,238 shares of the Company’s common stock and non-qualified vested options to purchase 52,797 shares of the Company’s common stock have been issued to CMS/KRG/Greenbriar Partners, LP and 2,160 shares of the Company’s common stock and non-qualified vested options to purchase 35,199 shares of the Company’s common stock have been issued to CMS Platinum Fund, LP per the terms of Mr. Eisenstadt’s director compensation agreements for attendance at Board and committee meetings and for his annual retainer as a director through September 30, 2008. Mr. Eisenstadt disclaims beneficial ownership of securities owned by CMS/KRG/Greenbriar Partners, LP and CMS Platinum Fund, LP except to the extent of his pecuniary interest therein, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all of the reported securities for purposes of Section 16 or for any other purpose.

(11)

Includes 5,876 shares of the Company’s common stock and non-qualified vested options to purchase 78,395 shares of the Company’s common stock per share per the terms of Mr. Lund’s director compensation agreements for attendance at Board and committee meetings and for his annual retainer as director through September 30, 2008. Also includes 1,079,351 shares of common stock owned by LFHI Rx, LLC and 2,158,702 shares of common stock owned by Lunds, Inc., of which both entities Mr. Lund is affiliated. Mr. Lund disclaims beneficial ownership of securities owned by LFHI Rx,

LLC and Lunds, Inc. except to the extent of his pecuniary interest therein, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all of the reported securities for purposes of Section 16 or for any other purpose.

(12)

Includes 10,365 shares of the Company’s common stock and non-qualified vested options to purchase 107,671 shares of the Company’s common stock per the terms of Mr. Mauriello’s director compensation agreements for attendance at Board and committee meetings and for his annual retainer as director through September 30, 2008.

(13)

Includes 25,177 shares of the Company’s common stock and non-qualified vested options to purchase 226,226 shares of the Company’s common stock per the terms of Mr. Thornton’s director compensation agreements for attendance at Board and committee meetings and for his annual retainer as director through September 30, 2008.

(14)	Excludes beneficial ownership of John E. Elliott, II, Lynn K. Fetterman, Alan Lotvin, M.D. and Harry Travis, who, as of June 30, 2008, are no longer directors or officers of the Company.

(15)

Includes 1,500,000 shares of common stock issuable upon the exercise of Class A Warrants, and 72,000 shares of common stock issuable upon exercise of Late Registration Warrants. JANA Master Fund, LTD is an account established by JANA Partners, LLC, which has sole voting and investment control over the shares. The principals of JANA Partners, LLC are Barry Rosenstein and Gary Claar. JANA Partners, LLC is also the beneficial owner of (i) B-1 Warrants to purchase 4,444,444 shares of common stock and (ii) B-2 warrants to purchase 1,555,555 shares of common stock, the terms of which are subject to limitations such that the warrants may not be exercised if doing so would result in JANA Partners, LLC having aggregate beneficial ownership of more than 4.99% of the total issued and outstanding shares of common stock. These warrants were not taken into account in calculation of the beneficial ownership of JANA Partners, LLC.

(16)

Information reported by John E. Elliott, II as of December 31, 2007 on Form 13G/A filed with SEC on February 14, 2008. Mr. Elliott reported beneficial ownership of 10,225,000 shares including 2,000,000 non-qualified vested options to purchase stock on or before March 15, 2008. On March 5, 2008, Mr. Elliot exercised, on a cashless basis, the option to purchase 2,000,000 shares of the Company’s common stock, and the Company issued to Mr. Elliott a total of 1,295,775 in full satisfaction of its obligations pursuant to such options. The Company’s records indicate Mr. Elliot is the beneficial owner of 600,000 shares of common stock issuable upon exercise of Class A Warrants .

(17)

Information reported by North Sound Capital LLC (as managing member and investment advisor, respectively, of North Sound Legacy Institutional Fund LLC and North Sound Legacy International Ltd.) as of December 31, 2007 on Form 13G/A filed with the SEC on February 14, 2008. Thomas McCauley is the Manager of North Sound Capital, LLC. Each of North Sound Capital, LLC and Mr. McCauley may be deemed the beneficial owner of the shares and each disclaims beneficial ownership of the shares except to the extent of their respective economic interest in each of North Sound Legacy Institutional Fund LLC and North Sound Legacy International Ltd.

(18)

Information reported by SDS Capital Group SPC, Ltd., SDS Management, LLC and Mr. Steven Derby as of December 31, 2007 on Form 13G/A filed with the SEC on February 14, 2008. The Company’s records indicate the reporting person’s beneficial ownership includes 566,071 shares of common stock issuable upon exercise of Class A Warrants, 33,964 shares of common stock issuable upon exercise of Late Registration Warrants, and 250,000 shares of common stock issuable upon exercise of Warrants issued in conjunction with a private placement in May 2007.

(19)

Information reported by Lawrence Kuhnert as of December 31, 2007 on Form 13G/A filed with the SEC on February 14, 2008. Between November 26, 2007 and February 26, 2008, Mr. Kuhnert exercised, on a cashless basis, options to purchase 3,000,000 shares of the Company’s common stock and the Company issued to Mr. Kuhnert a total of 2,211,580 in full satisfaction of its obligations pursuant to such options. The Company’s records indicate Mr. Kuhnert is the beneficial owner of 400,000 shares of common stock issuable upon exercise of Class A Warrants.

(20)

On April 3, 2008, the Board and the Compensation Committee awarded from the Company’s 2006 Equity Incentive Plan an option to purchase shares of Company common stock, subject to vesting quarterly over one (1) year at an exercise price of $0.72 (the closing price of a share of the Company’s common stock as of the date immediately preceding the grant date), to each of the current Named Executive Officers in the following amounts: (i) Marvin R. Richardson - 600,000 shares; (ii) Matthew R. Middendorf - 166,667 shares; (iii) Michelle M. Molin - 150,000 shares; (iv) John J. Brady - 150,000 shares; and (iv) Steven L. Zeller - 150,000 shares. On June 12, 2008, the Board awarded from the Company’s 2006 Equity Incentive Plan an option to purchase shares of Company common stock, subject to vesting quarterly over one (1) year at an exercise price of $0.71 (the closing price of a share of the Company’s common stock as of the date immediately preceding the grant date), to certain of the current Named Executive Officers in the following amounts: (i) Matthew R. Middendorf – 50,000 shares; and (ii) Michelle M. Molin – 50,000 shares. Portions of these grants are reflected in this table as noted in the footnotes above.

AUDIT COMMITTEE REPORT

As more fully described in its charter, the Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls.

The Audit Committee has established a written charter outlining the practices it follows. The charter is available in the Investor section of the Company’s website found at www.ArcadiaHealthCare.com.

The Audit Committee is directly responsible for the appointment and oversight of BDO Seidman, LLP (“BDO Seidman”), the Company’s independent registered public accounting firm. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with BDO Seidman, who is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under accounting principles generally accepted in the United States. BDO Seidman reported to the Audit Committee:

•	All critical accounting policies and practices to be used;
•

All alternative treatments within accounting principles generally accepted in the United States for policies and practices related to material items that were discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by BDO Seidman; and

•	Other material written communications between BDO Seidman and management.

In addition, the Audit Committee has reviewed and discussed with BDO Seidman the matters required by Statement on Auditing Standards No. 61, as amended, received the written disclosures and the letter from BDO Seidman required by Independence Standards Board Standard No. 1 and discussed with BDO Seidman its independence from management and the Company.

The Audit Committee has determined that providing the services reflected in the table following the Audit Committee Report is compatible with the maintenance of BDO Seidman’s independence. In addition, the Audit Committee has adopted a policy under which it approves in advance recurring audit, audit-related and tax services rendered by BDO Seidman, subject to specific fee limits. If circumstances require hiring the independent auditors for services not previously pre-approved or that would exceed the fee limits previously set, the Audit Committee must pre-approve the new services and/or fee limits. The Audit Committee chair may approve specified services between regularly scheduled meetings of the Audit Committee, subject to review by the full Audit Committee at its next scheduled meeting. The fiscal year 2007 and Fiscal 2008 services and fees reflected in the table following the Audit Committee Report were pre-approved by the Audit Committee. Representatives of BDO are encouraged to be present at the Annual Meeting, and if such representatives are in attendance they will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

The Audit Committee met BDO Seidman, with and without management present, to discuss the results of its audit, its evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the Fiscal 2008 for filing with the SEC and for distribution to the stockholders with this Proxy Statement.

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information or report be incorporated by reference into any future filing by us under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

Respectfully Submitted,

The Audit Committee

John T. Thornton, Chair

Peter A. Brusca, M.D.

Daniel Eisenstadt

Joseph Mauriello

Independent Public Accountants and Change in Independent Public Accounting Firm

The accounting firm of BDO Seidman has acted as independent registered accountant to audit the financial statements of the Company and its consolidated subsidiaries since June 22, 2004 and of the predecessor entity as defined in our Annual Report as Arcadia Services, Inc. since April 26, 1999. The Company has appointed BDO Seidman to perform quarterly reviews, tax return preparation and employee benefit plan audit services for Fiscal 2008. The Audit Committee has not yet appointed the firm of BDO Seidman to audit our books and records for our fiscal year ending March 31, 2009 and is in fee negotiations with the firm related to their potential appointment.

Fees Paid to Independent Registered Public Accounting Firm

Fees paid to BDO Seidman for Fiscal 2008 and fiscal year 2007 for work performed for the Company are as follows:

	March 31, 2008	March 31, 2007
Audit Fees (1)	$659,000	$803,000
Audit-related Fees (2)	65,000	67,000
Tax Fees (3)	169,000	172,000
Other	—	—

Total	$893,000	$1,042,000

(1)

Audit Fees consisted of professional services necessary to perform the annual audit of the Company’s consolidated financial statements included in the Annual Report on Form 10-K (including services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002), reviews of the consolidated financial statements included in quarterly reports on Form 10-Q, consents and assistance with review of documents filed with the SEC.

(2)

Audit-related Fees consisted of professional fees that are reasonably related to the performance of the audit or review of the Company’s financial statements including the support of business acquisition and divestiture activities, assurance and services related to employee benefit plan audits, accounting consultations in connection with internal control reviews, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. Such fees for fiscal year 2007 and Fiscal 2008 were reasonably related to the performance of the audit or review of our financial statements and are not already reported under “Audit Fees” above.

(3)	Tax Fees consisted of assistance with tax compliance, preparation of tax returns and tax consultation.

COMPENSATION AND DISCUSSION AND ANALYSIS

Summary

This section includes information regarding the overall philosophy and objectives of our compensation program and each element of compensation we provide. This section provides information regarding our compensation program for our current Named Executive Officers as well as certain components that are applicable to our other senior management team members and administrative employees.

Through June 12, 2007, the Board as a whole acted as the compensation committee of the Company, on the basis that the Company qualified as a “controlled company” under AMEX rules due to the existence a certain voting agreement which was subsequently terminated on September 27, 2007. Prior to the creation of the Compensation Committee, the compensation of the Chief Executive Officer and other executive officers was recommended to the full Board by a majority of the independent directors per the rules of AMEX.

On June 12, 2007, the Board of Directors created a Compensation Committee, consisting solely of independent directors. The Compensation Committee has responsibility for establishing, implementing and monitoring adherence with our compensation philosophy and objectives. The Compensation Committee ensures that the total compensation paid to our executive officers is fair, reasonable and competitive. The Compensation Committee makes all compensation decisions for our current Named Executive Officers and certain of our other senior officers, including all decisions regarding non-cash compensation. The conclusions and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Board by the Compensation Committee. The Board can modify any recommended adjustments or awards to our Named Executive Officers. The Chief Executive Officer works with the Named Executive Officers annually to review the performance of the other Named Executive Officers and of our senior management team members and administrative employees.

As all of the current Named Executive Officers were appointed to positions qualifying them as Named Executive Officers shortly before or during Fiscal 2008, the Compensation Committee did not utilize a formalized and unified compensation philosophy when determining the compensation for the Named Executive Officers for Fiscal 2008. Rather, Fiscal 2008 compensation levels for each of the Named Executive Officers were set through arms’-length negotiation with each person during the hiring process, based upon each person’s respective responsibilities, years of experience, skills and knowledge at the time of hiring.

While this Proxy Statement contains disclosures as of March 31, 2008, the last day of Fiscal 2008, this Compensation Discussion and Analysis and the following narrative disclosures provide material information to our investors regarding the compensation of our Named Executive Officers both at the conclusion of Fiscal 2008 and as of the date of this Proxy Statement. Information disclosed below in the Compensation Discussion and Analysis and the narrative disclosure below the Summary Compensation Table provides additional disclosures regarding executive agreements and compensation that occurred subsequent to the end of Fiscal 2008 year that are not disclosed in tabular format.

Compensation Philosophy and Objectives

During Fiscal 2008, the Company’s executive management team and the Compensation Committee worked with the Company’s compensation consultant, Carlson Dettmann Consulting, to develop formalized and unified compensation philosophies and objectives for the Named Executive Officers and other senior management team members, which was first generally applied in setting the annual compensation for the Named Executive Officers for fiscal year 2009. This section of the compensation discussion and analysis is focused on these policies and objectives employed in fiscal year 2009, but is also indicative of the components applied by the Compensation Committee in Fiscal 2008 as it approved the individual compensation packages for each of the Named Executive Officers.

The Company’s compensation philosophy is to motivate and reward employees for performance that will result in superior financial results and create long-term value for our stockholders. The Company’s compensation programs are designed to:

•	Focus decision-making and behavior on goals that are consistent with the overall business strategy of the Company;
•	Reinforce a pay-for-performance culture through a balance of fixed and incentive pay opportunities; and
•	Allow the Company to attract and retain employees with the skills critical to its long-term success.

As a result of the review and design work described above, the executive management team and the Compensation Committee have worked together to establish the following key compensation principles to guide the design and ongoing administration of the Company’s overall compensation program:

•	Clearly communicate the desired behavior and use incentive pay programs to reward the achievement of performance goals:

¡	Improve absolute level of returns on investments;
¡	Outperform peers; and

¡	Create stockholder value;

•	Promote a “one company” perspective among all Company employees;
•	Maintain total compensation at market competitive levels;
•	Provide a broad range of payout opportunities based upon performance; and
•	Design simple pay programs to control costs and ensure employee understanding.

The compensation program is comprised of several components, including:

•	Base salary;
•	Annual short-term incentives through performance based compensation plans;
•	Long-term incentives; and
•	Medical and welfare benefits.

The Company has not established any requirements for common stock ownership by the Named Executive Officers.

For options grants made prior to January 1, 2008, the exercise price of each stock option awarded to an employee was set at the closing price of the Company’s common stock on AMEX on the date of the grant. For option grants made on or after January 1, 2008, the exercise price for each stock option awarded to an employee during trading hours is set at the closing price of the Company’s common stock on the date immediately preceding the date of the grant and if made after trading hours, is set at the closing price on the date of the grant.

Determination of Compensation

The Company’s compensation principles are supported through several policies which have been adopted by the Company in determining the overall compensation for the Named Executive Officers and the members of our senior management team:

Total Compensation. To provide a competitive overall compensation and benefits package that is tied to creating stockholder value and which supports the execution of its business strategies, the Company uses a range of components. The combination of the components and the amount of each component is influenced by the role of the person in the Company, market surveys, the total value of all the compensation, benefits and perquisites available to the person and employment contracts with individual officers. The Compensation Committee reviewed a tally sheet of all compensation, benefits and perquisites provided to the Named Executive Officers in connection with its compensation decisions for these officers. In general, the Company positions itself at the median for each of the different components of total pay so that total compensation for each Named Executive Officer is comparable to similarly situated companies.

Performance Management. The Company’s policy is to provide rewards for the achievement of specific performance goals. The Company uses an annual performance management process for its employees to assess individual performance. In the performance management process, each employee establishes his or her performance goals at the beginning of the year in consultation with the employee’s manager. At various points during the year and at the end of the year, the employee’s performance is assessed against these goals. Performance management process results for an employee affects the employee’s salary increases, the performance based compensation pay-out and the long-term incentive grant level, if eligible.

Variable Pay at Risk. The percentage of an employee’s compensation opportunity that is fixed instead of variable is based primarily on the employee’s role in the Company. In general, employees with more ability to directly influence overall Company performance have a greater portion of their pay at risk through performance based and long-term incentive programs. Executive officers with more responsibility for strategic and operating decisions have a greater percentage of their compensation opportunity allocated to long-term incentives.

Forms of Long-Term Incentive Compensation. The Company has historically used restricted stock grants as long-term compensation for its Named Executive Officers. The Company currently uses stock options for long-term incentive compensation for its executive officers, including the Named Executive officers. See “Compensation Components—Long-Term Incentive Compensation” below for more of the specific features of these forms of equity.

Market Positioning. The Company establishes competitive compensation levels based on market reviews and then designs its pay program to focus executive officers and senior management on meeting Company performance objectives. The Company’s strategy is to set total compensation and benefit levels at the median of market pay and benefit levels. Each component of total compensation and other benefits is intended to be consistent with market practices to help the Company attract and retain executives and managers with the skills needed in the Company’s businesses.

Competitive Market Assessments. The Company regularly reviews market compensation levels to determine whether total compensation for its employees remains in the targeted median pay range and makes adjustments when needed. This assessment includes evaluation of base salary, annual performance based compensation opportunities and long-term incentives. In addition, rewards such as health and welfare benefits and perquisites are regularly assessed relative to the market. The Company also reviews the competitive performance of its peers to establish performance targets for incentive plans and to assess appropriate payout levels for performance.

Peer Groups. The Company intends that in future fiscal years, the Committee will use peer groups for pay and performance benchmarking and assessments. The Company is currently working with its compensation consultant to determine the appropriate set of peer groups and criteria for comparison.

Tax Considerations. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) limits deductibility of compensation in excess of $1,000,000 paid to the Company’s Chief Executive Officer and to each of the four (4) highest paid executives unless the compensation qualifies as “performance-based”. The Company considers the effect of Section 162(m) of the Code in determining the compensation to be paid to each Named Executive Officer and our compensation program has been designed to meet the deductibility requirements. The Company has determined the maximum amount of compensation payable to any of Named Executive Officers will not exceed $1,000,000 in any foreseeable fiscal year and as a result does not believe Section 162(m) of the Code will have any impact on our current compensation structure; however, the Company has structured its executive performance-based compensation plan to be compatible with Section 162(m) of the Code other than having received the shareholder approval that may be required to qualify awards as “performance based compensation”. The executive performance based compensation plan provides that when determined by the Board to be necessary and appropriate, the plan shall be submitted for the approval of the Company’s stockholders at the next following annual meeting. In the event that the executive performance-based compensation plan is not so approved by stockholders after having been submitted for approval, the plan shall cease to be effective and no further awards will be made pursuant to the plan.

Overview of Executive Compensation Components and Decisions for Fiscal 2008

General. The compensation program for Fiscal 2008 had six (6) principal components: base salary, bonuses, long term incentive compensation, severance, perquisites and health and welfare benefits.

Base Salary. All of our current Named Executive Officers were hired in the final quarter of fiscal year 2007 or Fiscal 2008. The base annual salaries for the Named Executive Officers were been set through arms’-length negotiation with each person during the hiring process, based upon each person’s respective responsibilities, years of experience, skills and knowledge at the time of hiring.

Bonuses. The Company did not have a formal performance bonus plan for the Named Executive Officers in place for Fiscal 2008. The Board, however, could award discretionary bonuses to the Named Executive Officers. No discretionary bonuses were awarded to the Named Executive Officers for Fiscal 2008.

Long Term Incentive Compensation. In Fiscal 2008, the Company sought to weight its compensation scheme toward restricted stock grants through its 2006 Equity Incentive Plan (“Equity Incentive Plan”). The Compensation Committee believed that restricted stock grants to its Named Executive Officers enhanced its ability to deliver superior stockholder returns by increasing the alignment between the interests of the Company’s employees and stockholders. The goal of the Equity Incentive Plan is to engage all of the Company’s Named Executive Officers as partners in the Company’s success and help the Company realize the maximum gain from its strategies. During Fiscal 2008, the Compensation Committee administered the Equity Incentive Plan. Restricted stock awards that vest over time (generally over four (4) years) were made at the commencement of employment of the Named Executive Officers.

Pension or Retirement Benefits. The Company has a 401(k) defined contribution plan, which covers all eligible employees. The Company’s Named Executive Officers and administrative employees are covered by this plan. The Company had the discretion to make matching or additional contributions to the plan, to be determined annually by the Board, for the benefit of all participants. For Fiscal 2008, no discretionary employer contributions were made by the Company.

Severance, Change in Control and Other Post-Employment Payments. The Company has agreed to provide certain of the Named Executive Officers in their respective employment agreements with certain payments in connection with their severance from employment. These employment agreements were designed to provide a competitive compensation package to the Named Executive Officers. Severance payments would not be made in the event a Named Executive Officer is terminated for cause or if he or she resigns without good reason. Cause and good reason are defined in the individuals’ employment agreements. In the event of a change in control, the Board may in its disretion provide that the restrictions applicable to any restricted stock shall lapse, and such restricted stock shall become free of all restrictions and become fully vested and transferable. Change in control is defined in the Company’s Equity Incentive Plan to mean: any (i) reorganization, merger or consolidation in which the Company is not the surviving corporation; (ii) a sale of all or substantially all of the assets of the Company to another person; (iii) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of 25% or more of the voting power of the Company’s outstanding voting securities by any single person or group (as such term is used in Rule 13d-5 under the Exchange Act), unless such acquisition was approved by the Board prior to the consummation thereof; or (iv) the appointment of a trustee in a Chapter 11 bankruptcy proceeding involving the Company or the conversion of such a proceeding into a case under Chapter 7. Notwithstanding the foregoing, in the event that any awards granted under the Equity Incentive Plan are deemed to be deferred compensation subject to the provisions of Code Section 409A, then distributions related to such awards pursuant to a change of control may be permitted, in the Committee’s discretion, upon the occurrence of one (1) or more of the following events (as they are defined and interpreted under Code Section 409A and the Treasury Regulations thereunder): (A) a change in the ownership of the Company; (B) a change in effective control of the Company; or (C) a change in the ownership of a substantial portion of the assets of the Company.

Perquisites. Each Named Executive Officer received an automobile allowance (ranging from $500 to $750 per month) as disclosed in the “All Other Compensation” column of the “Summary Compensation Table” for Named Executive Officers below. In addition, we have assisted certain Named Executive Officers with expenses they have incurred in connection with relocations or temporary living arrangements as disclosed in the “All Other Compensation” column of the “Summary Compensation Table” for Named Executive Officers below.

Health Benefits and Welfare Benefits. All salaried employees of the Company are eligible to participate in the Company’s health and welfare benefits program, including medical insurance, dental insurance, a vision plan, long term disability benefits and short term disability benefits. The employee’s portion of the benefit premiums are deducted from his or her bi-weekly paycheck, in such amounts applicable to the levels of benefits elected by such employee. The Named Executive Officers and the other administrative employees pay the same employee contribution for all health and welfare benefit programs. All salaried employees of the Company receive a term life insurance benefit of one (1) year’s annual base salary (to a maximum of $200,000) while employed by the Company.

Overview of Fiscal Year 2009 Compensation Components

General. All of our current Named Executive Officers were hired in the final quarter of fiscal year 2007 or during Fiscal 2008. The compensation components for the Named Executive Officers were set through arms’-length negotiation with each person during the hiring process, based upon each person’s respective responsibilities, years of experience, skills and knowledge at the time of hiring and not pursuant to a comprehensive compensation strategy. During the third quarter of Fiscal 2008, the Company engaged Carlson Dettmann Consulting to conduct a comprehensive assessment of the overall compensation and benefits strategy of the Company and to assist the organizational leadership in developing a revised approach that would better attract, retain and motivate a capable executives and senior management and to better support organizational goals and objectives regarding employee compensation. The most significant results of the comprehensive review revealed the following: (i) the base annual salary for the Chief Executive Officer was substantially below competitive standards; (ii) the base annual salary for the Executive Vice President of In Home Health Care and Staffing was somewhat below competitive standards; (iii) the base annual salaries for the remaining executive officers were within competitive norms for similar firms of like size within our industry; and (iv) the Company’s then current approach to executive compensation fell well short of competitive standards and was noted as an issue of significant immediate concern to the Company.

In setting the compensation structure for fiscal year 2009, the Company has elected to keep many of the compensation components from Fiscal 2008 substantially intact, with modifications to certain components to address the assessment performed by the compensation consultant as follows:

Performance-Based Compensation Plans. For fiscal year 2009, the “Bonuses” component of compensation for the Named Executive Officers has been replaced with an opportunity for each Named Executive Officer to receive an award under the Arcadia Resources, Inc. 2008 Executive Performance Based Compensation Plan, a complete copy of which was filed on Form 8-K with the SEC on July 17, 2008. Participants under the plan are eligible for awards based upon the annual performance of the Company, certain divisions of the Company or the individual participant as measured against performance based goals in the same areas. The Compensation Committee, as plan administrator, may assign weighting to each of the Company result areas, the division result areas and the individual result areas as it determines appropriate. The plan administrator will establish a target award for each participant for the applicable performance period. The plan administrator will establish a payout formula in order to determine the award payable to each participant. No participant will be eligible to receive an award that is greater than 100% of such participant’s annual base salary for the applicable performance period. In order for any participant to receive an award under the Plan, the participant must be employed on the last day of the performance period for which an award is to be made. In addition, the Compensation Committee retained discretion to, from time to time and upon the recommendation of a manager, grant spot bonuses (i) to recognize and acknowledge individual employee performance which contributes to the success of the Company and which is considered above and beyond that employee’s normal job responsibilities or (ii) for long-term retention value and/or recruitment purposes. These spot bonuses may be in the form of cash, restricted stock or options to purchase stock.

Long-Term Incentive Compensation. For fiscal year 2009, the Company sought to weight its long-term incentive compensation scheme toward option grants through its Equity Incentive Plan and through option grants outside of its Equity Incentive Plan. Because stock options only have value to the extent that the price of our common stock on the date of exercise exceeds the value of our common stock on the date of grant, the Compensation Committee determined that option grants were a more effective method of rewarding demonstrated performance and leadership, motivating future performance, aligning the interests of the executives with our stockholders and retaining the executives for the term of the awards.

In future fiscal years, we anticipate that our pay positioning strategy for long-term incentive compensation will vary based on performance of the Company. In setting future long-term incentive award guidelines, the Company anticipates that it will consider the Company’s total stockholder return and revenue growth relative to its peer groups. The Compensation Committee will also consider data from proprietary third-party surveys which provide data on the equity guidelines of similarly situated companies.

Overview of Fiscal 2009 Compensation Program

General

The Compensation Committee made all compensation decisions regarding the Chief Executive Officer’s compensation for fiscal year 2009 and the Chief Executive Officer did not make recommendations or otherwise have any role in the setting of his own compensation. The Compensation Committee met in executive session when discussing and deciding on the Chief Executive Officer’s compensation. The Chief Executive Officer presented to the Compensation Committee compensation recommendations for each of our other Named Executive Officers for fiscal year 2009. The Compensation Committee reviewed and discussed these recommendations with him, taking into account the factors noted elsewhere in this discussion and, exercising its discretion, made final compensation decisions with respect to the compensation of those Named Executive Officers.

Through a complete restructuring of the executive management that occurred at the end of fiscal year 2007 and during Fiscal Year 2008 (including a reduction in the size of the executive management team from eight (8) members to six (6) members), each of the current Named Executive Officers saw significant increase in responsibilities and many, including the Chief Executive Officer, saw a change in title, but without any corresponding change in his or her annual base compensation, bonus opportunity or long-term incentive opportunities.

As part of the Compensation Committee’s review of the compensation of the Named Executive Officers for fiscal year 2009, the Company engaged Carlson Dettmann Consulting to conduct a survey of similarly situated companies. This survey collected both compensation and benefits data and summarized competitive practices. The data was reviewed by the Compensation Committee to help it assess competitive levels of pay and competitive mix of pay elements. The compensation consultant used the following market survey sources to perform this competitive market assessment: (i) Watson Wyatt 2007/2008 Top Management Report; (ii) William M. Mercer 2007 U.S. Benchmark Survey Database; (iii) EAG 2007 National Executive Compensation Survey; and (iv) Aspen Panel Publishers 2007 Executive Compensation Report.

Annual Base Salary

The Board, upon a recommendation of the Compensation Committee and after a review of the survey of market data, set the fiscal year 2009 annual base salaries for the current Named Executive Officers as follows: Chief Executive Officer - $450,000; Chief Financial Officer - $250,000; and, each Executive Vice President - $225,000.

Performance Based Compensation

The Compensation Committee (as plan administrator) approved awards for each of the Named Executive Officers under the Arcadia Resources, Inc. 2008 Executive Performance Based Compensation Plan, by establishing performance based plan goals and target goals for fiscal year 2009 weighted among the Company’s budgeted annual EBITDA, the Company’s budgeted annual revenue, certain divisional budgeted annual EBITDA and certain divisional budgeted annual revenue. The Compensation Committee believes that the performance goals established for each Named Executive Officer properly guide such person’s actions to achieve results that will be in the best interests of our stockholders and that the performance goals have been set at levels that will require significant effort from each of the Named Executive Officers in order to be achieved. The award opportunities for the Named Executive Officers for fiscal year 2009 are as follows:

Named Executive Officer	Percentage of Annual Base Salary at Plan	Percentage of Annual Base Salary at Target
Chief Executive Officer	45.0%	60.0%
Chief Financial Officer	37.5%	50.0%
Executive Vice Presidents	37.5%	50.0%

While the plan provides that awards may be paid in cash or equity at the plan administrator’s election at the time awards are paid, for fiscal year 2009 the Compensation Committee (after consultation with and agreement by the Named Executive Officers) has determined that awards payable for fiscal year 2009, if earned, will be paid in a form of equity (either restricted stock, options to purchase common stock or a combination of both). The Compensation Committee and the Named Executive Officers believe that payment of the fiscal year 2009 performance based awards in equity furthers the goal to increase the alignment between the interests of the Named Executive Officers and stockholders.

Long-Term Incentive Compensation

For fiscal year 2009, the Compensation Committee has determined long-term equity incentives will be in the form of stock options to reward them for potential long-term contributions, align their incentives with the long-term interests of our stockholders and provide a total compensation opportunity commensurate with our performance. For fiscal year 2009, the first recent year that options have been a part of the Company’s long-term incentive compensation plan, options grants were established in line with the Company’s needs to retain qualified management (much like the Company will do in the future for recruitment needs). The number of shares subject to these fiscal year 2009 options grants was based upon a number of factors, including market data surveys, performance of the individual, job level, future potential contributions to the Company, competitive external levels of equity incentives and the retention value associated with each individual’s unvested equity. The number of shares subject to option grants for fiscal year 2009 has been set at 200% of annual base salary for the Chief Executive Officer, 100% of annual base salary for the Chief Financial Officer and 100% of annual base salary for Executive Vice Presidents. The Compensation Committee has granted one-third (1/3) of these options and established that the exercise price is $0.72 per share and that they will vest quarterly over one (1) year. The Compensation Committee has not finalized a time table for the granting of the remaining long term incentive stock options for the fiscal year 2009 compensation program, but have determined that the remainder will vest ratably over fiscal years 2010 and 2011.

Other Compensation

Each Named Executive Officer has received an automobile allowance at the same level as provided in Fiscal 2008.

During the first quarter of fiscal year 2009, the President and CEO recommended and the Board approved that the Chief Financial Officer and the General Counsel should each receive a one-time spot bonus of 50,000 options to purchase common stock of the Company (vesting quarterly over one (1) year and having an exercise price of $0.71 per share) for extraordinary efforts in matters related to the closing of Fiscal 2008. The Compensation Committee retains the right to make additional spot bonuses to Named Executive Officers during fiscal year 2009.

COMPENSATION COMMITTEE REPORT

The Compensation Committee oversees the Company’s compensation program on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the Exchange Act with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted,

The Compensation Committee

Peter A. Brusca, M.D. (Chair)

Russell T. Lund, III

Daniel Eisenstadt

COMPENSATION TABLES

Summary Compensation Table

The following table sets forth all compensation awarded to, earned by or paid to the Company’s Named Executive Officers for all services rendered to us during Fiscal 2008 and the fiscal year ended March 31, 2007:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Stock Option Award(s) ($) (1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

CURRENT OFFICERS:

Marvin R. Richardson, President and Chief Executive Officer (2)	2007	$38,368	—	$34,894	—	—	—	$1,500	$74,762
	2008	$276,667	—	$209,362	—	—	—	$19,362	$505,391

Matthew R. Middendorf, Chief Financial Officer and Treasurer (3)	2008	$29,810	—	$7,063	—	—	—	$135,855	$172,727

Michelle M. Molin, General Counsel, Executive Vice President and Corporate Secretary (4)	2008	$88,855	—	$16,563	—	—	—	$2,925	$108,342

John Brady, Executive Vice President, Pharmacy and Sales and Marketing (5)	2007	$29,695	—	—	—	—	—	$1,500	$31,195
	2008	$212,907	—	$41,625	—	—	—	$19,512	$274,044

Steven L. Zeller, Executive Vice President, In-Home Health Care, Staffing and Home Health Equipment (6)	2008	$96,154	—	$21,620	—	—	—	$3,231	$121,004

FORMER OFFICERS:

John E. Elliott, II, Former Chairman and Chief Executive Officer (7)	2007	$253,849	$72,777	—	—	—	—	$6,923	$333,549
	2008	$121,221	—	—	$706,664	—	—	$610,543	$1,438,428

Lynn Fetterman, Former Chief Financial Officer and Treasurer (8)	2007	—	—	—	—	—	—	$47,950	$47,950
	2008	$201,923	—	$132,271	—	—	—	$247,008	$581,201

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Stock Option Award(s) ($) (1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Alan Lotvin, M.D., Former Chief Medical Officer (9)	2007	$127,802	—	$435,533	—	—	—	—	$563,335
	2008	$139,423	—	$645,780	—	—	—	$137,498	$922,702

Harry Travis, Former Executive Vice President, Retailer and Employer Services (10)	2007	$69,295	—	$110,122	—	—	—	—	$179,417
	2008	$217,411	—	$284,941	—	—	—	$90,183	$592,535

(1)

These amounts represent the dollar amount recognized for financial reporting purposes for the year ended March 31, 2008. The fair value of restricted stock awards was based on the fair value of the stock on the date of the grant. The compensation expense is recognized over the vesting period Assumptions used in calculating the stock option amounts are included in footnote 11 to our audited financial statements for the year ended March 31, 2008 in our Annual Report on Form 10-K filed with the SEC on June 16, 2008.

(2)

Marvin R. Richardson joined the Company in February 2007 when he was named Chief Executive Officer of PrairieStone when the Company acquired PrairieStone from its members. On March 1, 2007 he was named Chief Operating Officer of the Company. He was then named President and Chief Executive Officer in May 2007. His base pay, on an annual basis for each of fiscal year 2007 and for Fiscal 2008 was $275,000.

(3)

Beginning in January 2007, Matthew R. Middendorf worked for a consultant that contracted with the Company to assist the Company’s executive management team. In April 2007, Mr. Middendorf entered into a direct consulting agreement with the Company which provided for a fee of $90 per hour. On February 1, 2008, Mr. Middendorf was appointed Chief Financial Officer and his annualized salary for Fiscal 2008 was set at $250,000. Amounts in the “Other Compensation Column” for Fiscal 2008 include: (i) consulting fees in the amount of $125,530; (ii) a relocation allowance of $7,500 in connection to moving to Indianapolis, Indiana; and (iii) payments for temporary living accommodations and travel between Mr. Middendorf’s previous home and his temporary living accommodations in Indianapolis, Indiana in the amount of $2,133.

(4)	Michelle M. Molin joined the Company on October 22, 2007 as Executive Vice President and General Counsel. Her annualized salary for Fiscal 2008 was set at $220,000.

(5)

John J. Brady was named President of PrairieStone in February 2007 when the Company acquired PrairieStone from its members. In July 2007, Mr. Brady was named Executive Vice President of Sales and Marketing. His base pay, on an annual basis for each for Fiscal 2008 was set at $210,000.

(6)	On September 24, 2007, Steven L. Zeller was named Executive Vice President of Home Healthcare and Staffing at which time his annualized salary for Fiscal 2008 was set at $200,000.

(7)

John E. Elliott, II took his office in May 2004. In November 2006, Mr. Elliott’s annual base compensation was set at $375,210. Mr. Elliott’s employment with the Company ceased on July 12, 2007 at which time he and the Company executed a Severance and Release Agreement providing for future compensation to Mr. Elliott on substantially the terms contained in his Employment Agreement with the Company. In connection the RKDA Merger in May 2004, Mr. Elliott was granted stock options to purchase 4,000,000 shares of common stock exercisable at $0.25 per share. The options were to vest in six (6) tranches, provided certain adjusted EBITDA milestones were met through Fiscal 2008, subject to acceleration upon certain events occurring. The options, to the extent vested, could be exercised by Mr. Elliott as long as he remained employed by the Company and for one (1) year from termination of employment for any reason. The EBITDA milestones were not met. In July 2007, 2,000,000 of Mr. Elliott’s options vested upon the end of his employment with the Company, at which time the Company recognized $706,664 in compensation expense. Amounts in the “Other Compensation Column” for Fiscal 2008 include: (i) $15,000 for reimbursement of attorney fees incurred by Mr. Elliott in connection with the negotiation of his severance agreement; (ii) $17,390 for reimbursement of COBRA benefits;

(iii) severance payments in the amount of $387,605 ($187,605 for the period from July 12, 2007 to July 11, 2008, severance of $200,000 for the period from July 12, 2008 to September 24, 2009) and (iv) payments for his release of claims against the Company in the amount of $187,605. For financial reporting purposes, the Company recognized all of Mr. Elliott’s severance and release of claims payments as expense during Fiscal 2008.

(8)

Lynn Fetterman was named Interim Chief Financial Officer, Interim Secretary and Interim Treasurer in February 2007. From February 2007 through May 2007, Mr. Fetterman worked with the Company through a consulting agreement between the Company and Lynn Fetterman, Inc., which provided for a fee of $90 per hour. In May 2007, Mr. Fetterman entered into a one (1)-year employment agreement with the Company providing for an annualized salary of $250,000. Mr. Fetterman resigned as Chief Financial Officer of the Company effective February 1, 2008. On March 21, 2008, Mr. Fetterman’s employment with the Company terminated and the parties entered into an Agreement and Release providing for future compensation to Mr. Fetterman on substantially the terms contained in his Employment Agreement. Amounts in the “Other Compensation Column for fiscal year 2007 include consulting fees paid to Lynn Fetterman, Inc. in the amount of $44,055. $47,950. Amounts in the “Other Compensation Column” for Fiscal 2008 include: (i) severance payments in the amount of $184,247 (for the period from March 21, 2008 to November 24, 2008); (ii) payments for temporary living in Indianapolis, Indiana in the amount of $7,649: (iii) travel between Mr. Fetterman’s home and his temporary living accommodations in Indianapolis, Indiana in the amount of $11,057; and (iv) consulting fees paid to Lynn Fetterman, Inc. in the amount of $44,055. For financial reporting purposes, the Company recognized all of Mr. Fetterman’s severance payments as expense during Fiscal 2008.

(9)

Alan Lotvin, M.D. was named President and Chief Executive Officer of Care Clinic, Inc., a majority-owned subsidiary of the Company, in September 2006 and was then named Chief Medical Officer of the Company in February 2007. His base pay, on an annual basis, for Fiscal 2008 was set at $275,000. On September 14, 2007, Dr. Lotvin’s employment with the Company terminated and the parties entered into a Separation and Release Agreement providing for future compensation to Dr. Lotvin on substantially the terms contained in his Employment Agreement with the Company, including severance payments equal to his base salary for a period of six (6) months following termination. Amounts in the “Other Compensation Column” for Fiscal 2008 include severance payments in the amount of $137,498. For financial reporting purposes, the Company recognized all of Dr. Lotvin’s severance payments as expense during Fiscal 2008.

(10)

Harry Travis was named Senior Vice President of Care Clinics, Inc., a majority-owned subsidiary of the Company, in November 2006 and was then named Executive Vice President of Retail and Employer Services in July 2007. His base salary, on an annual basis, for Fiscal 2008 was $220,000. Mr. Travis resigned as Executive Vice President of Retail and Employer Services effective February 15, 2008 and the parties entered into a Severance and Release Agreement providing for future compensation to Mr. Travis on substantially the terms contained in his Employment Agreement with the Company. The Severance and Release Agreement provided that Mr. Travis would provide transition services to the Company until approximately May 31, 2008 and thereafter would severance payments equal to his base salary until March 14, 2009. Amounts in the “Other Compensation Column” for Fiscal 2008 include severance payments in the amount of $84,760. For financial reporting purposes, the Company recognized $84,760 of his severance as expense during Fiscal 2008 and will recognize $84,760 of his severance as expense during fiscal year 2009.

Grants of Plan-Based Awards

The following table sets forth certain information regarding restricted stock and stock options granted to the Named Executive Officers during Fiscal 2008:

Name	Grant Date	Estimated Future Payments Under Non- Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)
		Threshold	Target	Maximum	Threshold	Target	Maximum
CURRENT OFFICERS:
Marvin R. Richardson		-	-	-	-	-	-	-	-	-
Matthew R. Middendorf	02/01/08	-	-	-	-	-	-	150,000 (1)(2)	-	-
Michelle M. Molin	10/22/07	-	-	-	-	-	-	150,000 (1)(3)	-	-
John J. Brady	07/13/07	-	-	-	-	-	-	150,000 (1)(4)	-	-
Steven L. Zeller	09/24/07	-	-	-	-	-	-	150,000 (1)(5)	-	-

Name	Grant Date	Estimated Future Payments Under Non- Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)
FORMER OFFICERS:
John E. Elliott, II		-	-	-	-	-	-	-	-	-
Lynn K. Fetterman	05/24/07	-	-	-	-	-	-	100,000 (1)(6)	-	-
Alan Lotvin, M.D.		-	-	-	-	-	-	-	-	-
Harry J. Travis		-	-	-	-	-	-	-	-	-

(1)	Represents restricted share awards granted under the Company’s 2006 Equity Incentive Plan.
(2)	9,375 shares vested on March 31, 2008 and thereafter 9,375 vest of the last day of each fiscal quarter.
(3)	9,375 shares vested on December 31, 2007, 9,375 shares vested on March 31, 2008 and thereafter 9,375 vest of the last day of each fiscal quarter.
(4)

9,375 shares vested on the grant date, 9,375 shares vested on September 30, 2007, 9,375 shares vested on December 31, 2007, 9,375 shares vested on March 31, 2008 and thereafter 9,375 vest of the last day of each fiscal quarter.

(5)	9,375 vested on September 30, 2007, 9,375 shares vested on December 31, 2007, 9,375 shares vested on March 31, 2008 and thereafter 9,375 vest of the last day of each fiscal quarter.
(6)	100,000 shares vested upon Mr. Fetterman’s termination of employment on March 21, 2008.

Executive Officer Agreements

Marvin R. Richardson. On March 1, 2007, the Company and Marvin R. Richardson executed an employment agreement under which Mr. Richardson was appointed the Company’s Chief Operating Officer and the Chief Executive Officer of PrairieStone, which is a position he held prior to the Company’s acquisition of PrairieStone in February 2007, providing for an annual base salary of $275,000, subject to discretionary increase, expense reimbursement and eligibility to participate in benefit plans. On May 24, 2007, the Board named Mr. Richardson as President and Chief Executive Officer of the Company. Mr. Richardson’s employment continues until terminated. If his employment is ended by the Company without cause or by him for good reason, his base salary and health benefits continue until the later of March 1, 2010 or twelve (12) months after employment ends. Mr. Richardson is subject to a post-employment non-competition period as specified in his employment agreement. In February 2007, Mr. Richardson was also awarded from the Company’s 2006 Equity Incentive Plan 400,000 restricted shares of Company common stock, subject to vesting quarterly over four (4) years and subject to forfeiture if his employment is ended by the Company for cause or by him without good reason. In the event Mr. Richardson’s employment is terminated by the Company without reason or by him for good reason, the restricted shares shall continue to vest as if his employment were continuing. Mr. Richardson is subject to a post-employment non-competition period as specified in his employment agreement.

Matthew R. Middendorf. On February 1, 2008, the Company and Matthew R. Middendorf executed an employment agreement under which Mr. Middendorf was appointed Chief Financial Officer and Treasurer of the Company, providing for an annual base salary of $250,000, subject to discretionary increase, expense reimbursement and eligibility to participate in benefit plans. Mr. Middendorf’s employment continues until terminated. If his employment is ended by the Company without cause or by him for good reason, his base salary and health benefits continue for six (6) months after employment ends. Upon his appointment as Chief Financial Officer, Mr. Middendorf was also awarded from the Company’s 2006 Equity Incentive Plan 150,000 restricted shares of Company common stock, subject to vesting quarterly over four (4) years and subject to forfeiture if his employment is ended by the Company for cause or by him without good reason. In the event Mr. Middendorf’s employment is terminated by the Company without reason or by him for good reason, the restricted shares shall continue to vest as if his employment were continuing. Mr. Middendorf is subject to a post-employment non-competition period as specified in his employment agreement.

Michelle M. Molin. On October 22, 2007, the Company and Michelle M. Molin executed an employment agreement under which Ms. Molin was appointed Executive Vice President, General Counsel and Corporate Secretary of the Company, providing for an annual base salary of $220,000, subject to discretionary increase, expense reimbursement and eligibility to participate in benefit plans. Ms. Molin’s employment continues until terminated. If her employment is ended by the Company without cause or by her for good reason, her base salary and health benefits continue for six (6) months after employment ends. Upon her appointment as Executive Vice President and General Counsel, Ms. Molin was also awarded from the Company’s 2006 Equity Incentive Plan 150,000 restricted shares of Company common stock, subject to vesting quarterly over four (4) years and subject to forfeiture if her employment is ended by the Company for cause or by her without good reason. In the event Ms. Molin’s employment is terminated by the Company without reason or by her for good reason, the restricted shares shall continue to vest as if her employment were continuing. Ms. Molin is subject to a post-employment non-competition period as specified in her employment agreement.

John J. Brady. On February 15, 2007, the Company and John J. Brady executed an employment agreement under which Mr. Brady was appointed President of PrairieStone, which is a position he held prior to the Company’s acquisition of PrairieStone, providing for an annual base salary of $180,000, subject to discretionary increase, expense reimbursement and eligibility to participate in benefit plans. On July 13, 2007, the Board of the Company named Mr. Brady Executive Vice President of Sales and Marketing, and awarded him 150,000 restricted shares, of which 9,375 shares vested on the grant date and 9,375 vest on a quarterly basis thereafter. If his employment is ended by the Company without cause or by him for good reason, his base salary and benefits continue until the later of February 15, 2010 or twelve (12) months after employment ends. Mr. Brady’s employment continues until terminated. Mr. Brady is subject to a post-employment non-competition period as specified in his employment agreement.

Steven L. Zeller. On September 24, 2007, the Company and Steven L. Zeller executed an employment agreement under which Mr. Zeller was appointed Executive Vice President, In Home Health Care and Staffing of the Company, providing for an annual base salary of $200,000, subject to discretionary increase, expense reimbursement and eligibility to participate in benefit plans. Mr. Zeller’s employment continues until terminated. If his employment is ended by the Company without cause or by him for good reason, his base salary and health benefits continue for six (6) months after employment ends. Upon his appointment, Mr. Zeller was also awarded from the Company’s 2006 Equity Incentive Plan 150,000 restricted shares of Company common stock, subject to vesting quarterly over four (4) years and subject to forfeiture if his employment is ended by the Company for cause or by him without good reason. In the event Mr. Zeller’s employment is terminated by the Company without reason or by him for good reason, an additional 18,750 shares shall vest immediately and the remainder of any unvested shares shall be forfeited. Mr. Zeller is subject to a post-employment non-competition period as specified in his employment agreement.

Outstanding Equity Awards at Fiscal Year End

The following table sets for the equity awards outstanding at March 31, 2008 for each of the Named Executive Officers:

	OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number Of Shares or Units of Stock That Have Not Vested (#)	Market Value Of Shares Or Units Of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market Or Payout Value Of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
CURRENT OFFICERS:
Marvin R. Richardson	—	—	—	—	—	—	—	300,000	$258,000
Matthew R. Middendorf	—	—	—	—	—	—	—	140,625	$120,938
Michelle M. Molin	—	—	—	—	—	—	—	131,250	$112,875
John J. Brady	—	—	—	—	—	—	—	112,500	$96,750
Steven L. Zeller	—	—	—	—	—	—	—	121,875	$104,813
FORMER OFFICERS:
John E. Elliott, II	—	—	—	—	—	—	—	—	—
Lynn K. Fetterman	—	—	—	—	—	—	—	—	—
Alan Lotvin, M.D.	—	—	—	—	—	—	—	—	—
Harry Travis	—	—	—	—	—	—	—	—	—

(1)	Market value calculated on the closing price of $0.86 of our common stock on AMEX on March 31, 2008, the last trading day of Fiscal 2008.

Option Exercises and Stock Vested

The following table sets forth the options exercised and stock awards vested during Fiscal 2008 for the Named Executive Officers:

	Option Awards		Stock Awards
Name	Number of Shares Acquired On Exercise (#)	Value Realized On Exercise ($)	Number Of Shares Acquired On Vesting (#)	Value Realized On Vesting ($)
CURRENT OFFICERS:
Marvin R. Richardson	—	—	100,000	$98,750
Matthew R. Middendorf	—	—	9,375	$8,063
Michelle M. Molin	—	—	18,750	$17,625
John J. Brady	—	—	37,500	$35,719
Steven L. Zeller	—	—	28,125	$25,313
FORMER OFFICERS:
John E. Elliott, II	2,000,000	$920,000	—	—
Lynn K. Fetterman	—	—	103,604	$82,099
Alan Lotvin, M.D.	—	—	356,250	$498,750
Harry Travis	—	—	131,250	$171,188

Payments Upon Termination or Change in Control

The tables below reflect the amount of compensation to be paid to each of our Named Executive Officers pursuant to his or her employment agreement, in the event of any termination of such executive’s employment or a change in control of the Company. The amount of compensation payable to each Named Executive Officer upon termination without cause or for resignation for good reason and upon termination following a change of control is shown. The potential amounts shown assume that such termination was effective March 31, 2008. The actual amounts to be paid out can only be determined at the time of such Named Executive Officer’s separation from the Company.

Payments Upon Termination

Name	Base Salary	Release Of Claims	Healthcare Benefits	Restricted Stock	Stock Options	Total
POTENTIAL:
Marvin R. Richardson (1)	$527,083	$-	$26,091	$258,000	$-	$811,175
Matthew R. Middendorf (2)	$125,000	$-	$6,806	$140,625	$-	$272,431
Michelle M. Molin (3)	$110,000	$-	$6,806	$112,875	$-	$229,681
John J. Brady (4)	$393,750	$-	$25,524	$-	$-	$419,274
Steven L. Zeller (5)	$100,000	$-	$6,806	$16,125	$-	$122,931
ACTUAL:
John E. Elliott, II (6)	$250,509	$62,535	$11,344	$-	$-	$324,388
Lynn K. Fetterman (7)	$141,667	$-	$-	$-	$-	$141,667
Alan Lotvin, M.D. (8)	$-	$-	$-	$-	$-	$-
Harry Travis (9)	$159,375	$-	$-	$-	$-	$159,375

(1)

If Mr. Richardson’s employment is terminated by the Company without reason or by him for good reason on or before March 1, 2010, (A) his base salary and health benefits will continue until the latter of (i) March 1, 2010 or (ii) 12 months after the date of termination and (B) all remaining unvested restricted shares shall continue to vest as if his employment were continuing.

(2)

If Mr. Middendorf’s employment is terminated by the Company without reason or by him for good reason, (A) his base salary and health benefits will continue until six (6) months after the date of termination and (B) all remaining unvested restricted shares shall continue to vest as if his employment were continuing.

(3)

If Ms. Molin’s employment is terminated by the Company without reason or by her for good reason, (A) her base salary and health benefits will continue until six (6) months after the date of termination and (B) all remaining unvested restricted shares shall continue to vest as if her employment were continuing.

(4)

If Mr. Brady’s employment is terminated Company without reason or by him for good reason on or before February 15, 2010, his base salary and health benefits will continue until the latter of (A) February 15, 2010 or (B) 12 months after the date of termination.

(5)

If Mr. Zeller’s employment is terminated by the Company without reason or by him for good reason, (A) his base salary and health benefits will continue until six (6) months after the date of termination and (B) an additional 18,750 shares shall vest immediately.

(6)

John E. Elliott II’s position as Chief Executive Officer and President ended on May 24, 2007. Mr. Elliott resigned as Director and Chairman of the Board effective July 12, 2007. The Company and Mr. Elliott entered into a Separation Agreement dated July 12, 2007, which in part amended certain provisions of Mr. Elliott’s May 7, 2004 employment and stock option agreements. The above information reflects the terms of the separation agreement and includes amounts that are payable to Mr. Elliot on and after April 1, 2008.

(7)

Lynn K. Fetterman’s employment with the Company terminated on March 12, 2008. The above information reflects the terms of the separation agreement and includes amounts that are payable to Mr. Fetterman on and after April 1, 2008.

(8)

Alan Lotvin’s employment with the Company terminated on September 14, 2007. All severance and other post-employment benefits were paid during Fiscal 2008 and no amounts are payable on or after April 1, 2008.

(9)

Harry Travis’s employment with the Company terminated on June 30, 2008. The above information reflects the terms of the separation agreement and includes amounts that are payable to Mr. Travis on and after July 1, 2008.

Potential Payments Upon a Change in Control

Name	Base Salary	Release Of Claims	Healthcare Benefits	Restricted Stock (1)	Stock Options (1)	Total
CURRENT OFFICERS:
Marvin R. Richardson	$-	$-	$-	$-	$-	$-
Matthew R. Middendorf	$-	$-	$-	$-	$-	$-
Michelle M. Molin	$-	$-	$-	$-	$-	$-
John J. Brady	$-	$-	$-	$-	$-	$-
Steven L. Zeller	$-	$-	$-	$-	$-	$-
FORMER OFFICERS:
John E. Elliott, II	$-	$-	$-	$-	$-	$-
Lynn K. Fetterman	$-	$-	$-	$-	$-	$-
Alan Lotvin, M.D.	$-	$-	$-	$-	$-	$-
Harry Travis	$-	$-	$-	$-	$-	$-

(1)

In the event of a change in control of the Company, the Board may provide that the restrictions applicable to any restricted stock or option agreements shall lapse, and such restricted stock shall become free of all restrictions and become fully vested and transferable and/or such options shall become fully exercisable. As these provisions are only applicable upon an affirmative determination by the Board, these amounts have not been included.

DIRECTOR COMPENSATION

Our directors who are officers or employees of the Company are not compensated for service on the Board or any committee thereof. The following table sets forth compensation information for the Company’s non-employee directors for Fiscal 2008:

Name	Fees Earned Or Paid in Cash ($)	Stock Awards ($) (1)(2)	Option Awards ($)(1)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Peter A. Brusca, MD	$-	$7,000	$62,500	$-	$-	$-	$69,500
Daniel Eisenstadt (4)	$-	$6,000	$61,336	$-	$-	$-	$67,336
Russell T. Lund, III (5)	$-	$7,000	$53,966	$-	$-	$-	$60,966
Joseph Mauriello	$-	$11,000	$62,500	$-	$-	$-	$73,500
John T. Thornton	$-	$11,000	$67,500	$-	$-	$-	$78,500

(1)	Represents awards granted under the Company’s 2006 Equity Incentive Plan.
(2)

The Board’s compensation arrangements run from October 1, 2006 to September 30, 2007 and October 1, 2007 to September 30, 2008. The stock awards represented in this table represent $1,000 per each Board meeting attended and $500 per each Audit Committee meeting attended between April 1, 2007 and September 30, 2007, payable in shares of the Company’s common stock. The closing price on the day of the meeting was used to determine the number of common shares issued.

(3)

On November 7, 2007, the Company adopted a compensation arrangement for its Board providing for the following compensation for the period from October 1, 2007 to September 30, 2008: (a) Board retainer per Director - $25,000; (b) Audit Committee Chair retainer - $15,000; (c) Compensation Committee Chair retainer - $10,000; (d) Nominating and Governance Committee Chair retainer - $10,000; (e) Audit Committee retainer per member - $5,000; (f) annual fee for Board meeting attendance per Director - $7,500; and (g) fees for committee meeting attendance per Director - $1,000 per meeting. All compensation is to be paid in options to purchase common stock. In order to determine the number of options to be issued, the fair value of the options was determined utilizing the Black-Scholes option-pricing model. The balance reflects the compensation expense for financial reporting purposes under SFAS 123R for Fiscal 2008.

(4)

Daniel Eisenstadt was appointed to the Board and its Audit Committee effective May 24, 2007. In addition to his retainer for October 1, 2007 to September 30, 2008, during Fiscal 2008, he received a pro rated annual retainer of $8,836 for his Board and committee service from May 24, 2007 to September 30, 2007, paid in options to purchase common stock. In order to determine the number of options to be issued, the fair value of the options was determined utilizing the Black-Scholes option-pricing model. Mr. Eisenstadt has elected to have the equity compensation payable to him for his services as a member of the Board and Audit Committee split between CMS/KRG/Greenbriar Partners, LP and CMS Platinum Fund, LP on a prorated basis consistent with each entities investment in the Company, which is 60% and 40%, respectively.

(5)

Russell T. Lund was appointed to the Board effective April 1, 2007. In addition to his retainer for October 1, 2007 to September 30, 2008, during Fiscal 2008 he received a pro rated annual retainer of $12,466 for his Board and committee service from April 5, 2007 to September 30, 2007, paid in options to purchase common stock. In order to determine the number of options to be issued, the fair value of the options was determined utilizing the Black-Scholes option-pricing model.

The following table shows the aggregate number of options to purchase the Company’s common stock outstanding for each non-employee director as of March 31, 2008:

Name	Grant Date	Expiration Date	Exercise Price	Number of Options Outstanding
Peter A. Brusca, MD	07/01/06	06/30/13	$2.92	14,535
	10/01/07	09/30/14	$0.78	23,420
	11/07/07	11/06/14	$1.28	56,180
Daniel Eisenstadt	05/24/04	05/23/14	$1.30	10,258
	10/01/07	09/30/14	$0.78	46,839
	11/07/07	11/06/14	$1.28	30,899
Russell T. Lund, III	04/05/07	04/04/14	$1.45	13,017
	10/01/07	09/30/14	$0.78	46,839
	11/07/07	11/06/14	$1.28	18,539
Joseph Mauriello	03/01/07	03/01/14	$2.24	18,697
	10/01/07	09/30/14	$0.78	46,839
	11/07/07	11/06/14	$1.28	42,135

Name	Grant Date	Expiration Date	Exercise Price	Number of Options Outstanding
John T. Thornton	07/01/04	07/01/11	$1.08	49,040
	07/01/05	07/01/12	$2.20	24,303
	07/01/06	07/01/13	$2.92	46,512
	10/01/07	09/30/14	$0.78	75,472
	11/07/07	11/06/14	$1.28	30,899

All options issued on and after September 26, 2006 were issued pursuant to the terms of the Company’s 2006 Equity Incentive Plan. The stock options are exercisable at the closing price of the Company’s common stock on the award date and were issued as of the award date. The options are exercisable for seven (7) years. If a Board member is removed as a Director and/or Audit Committee member for cause, or if he/she resigns either or both positions voluntarily, the pro rata portion of the applicable options granted as then current compensation for such position(s) shall expire immediately upon termination for the uncompleted portion of the annual term. His/her ability to exercise the options is unaffected if removed without cause.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information as of the last day of Fiscal 2008, with respect to our equity compensation plans (including individual compensation arrangements):

Plan Category	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	460,033	$1.06	2,340,122
Equity compensation plans not approved by security holders	1,412,956	$1.10	N/A
Totals:	1,872,989	$1.09	2,340,122

(a)	Calculation does not include outstanding awards for shares of restricted stock, as they are not subject to an exercise price.

OTHER MATTERS

Other Matters to be Considered at the Annual Meeting

Our Board is not aware of any business to be presented at the Annual Meeting, other than the matters set forth in the Notice of Annual Meeting and described in this Proxy Statement. If any other business does lawfully come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote on such other business in accordance with their judgment.

Expenses of Solicitation

We will pay the cost of soliciting proxies for the Annual Meeting. In addition to soliciting by mail, our directors, officers and other employees may solicit proxies in person, or by telephone, facsimile transmission or other means of electronic communication. We also will pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their voting instructions.

Stockholder Proposals

To be considered for inclusion in our next year’s Proxy Statement, a stockholder proposal must be received at our principal executive offices no later than the close of business on March 31, 2009, under Rule 14a-8 under the Exchange Act. Proposals should be addressed to our Corporate Secretary, Arcadia Resources, Inc., 9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240.

For any stockholder proposal that is not submitted for inclusion in our next year’s proxy statement, but is instead sought to be presented directly at our next year’s annual meeting, written notice of such proposal must be received at our principal executive offices no later than the close of business on July 5, 2009 nor earlier than the close of business on June 5, 2009. Notices of intention to present proposals at our next year’s annual meeting should be addressed to our Corporate Secretary, Arcadia Resources, Inc., 9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240.

If the date of our next year’s annual meeting is advanced or delayed by more than 30 calendar days from the date of this year’s Annual Meeting, the Company will inform stockholders of such change, and of the new deadlines for stockholder proposals, by including a notice under Item 5 in its earliest possible quarterly report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders.

Availability of our Forms 10-K, 10-Q and Subsequently Filed Documents

The Company’s Annual Report to Stockholders (which includes Form 10-K for the year ended March 31, 2008 and the financial statements included in such Form 10-K), is being mailed to stockholders of record of the Company concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy soliciting material.

WE WILL FURNISH, TO ANY STOCKHOLDER UPON ORAL OR WRITTEN REQUEST, BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS (AT NO COST OTHER THAN UPON PAYMENT OF A REASONABLE CHARGE FOR ANY EXHIBIT REQUESTED) COPIES, AS FILED WITH THE U.S. SECURITIES EXCHANGE COMMISSION, OF (I) OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR-ENDED MARCH 31, 2008, (II) OUR QUARTERLY REPORT ON FORM 10-Q FOR THE THREE MONTHS ENDED JUNE 30, 2008, AND (III) ANY DOCUMENTS FILED WITH THE U.S. SECURITIES EXCHANGE COMMISSION SUBSEQUENT TO THE DATE ON WHICH DEFINITIVE COPIES OF THIS PROXY STATEMENT ARE SENT OR GIVEN TO OUR STOCKHOLDERS. SUCH REQUESTS SHOULD BE DIRECTED TO: OUR CORPORATE SECRETARY, ARCADIA RESOURCES, INC., 9229 DELEGATES ROW, SUITE 260, INDIANAPOLIS, INDIANA 46240, TELEPHONE (317) 569-8234.

By order of the Board of Directors,

/s/ Michelle M. Molin

Michelle M. Molin
Executive Vice President, General Counsel & Corporate Secretary

July 29, 2008

Indianapolis, Indiana

Appendix A

Form of Proxy Card

PROXY

ARCADIA RESOURCES, INC.

c/o National City Bank

Shareholder Services Operations

Locator 5352

P.O. Box 94509

Cleveland, OH 44101-4509

This proxy is being solicited on behalf of the Board of Directors of the Corporation

The undersigned hereby appoints Marvin R. Richardson and Matthew R. Middendorf, or either of them, attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned, to vote as proxy all the shares of the undersigned in Arcadia Resources, Inc., a Nevada corporation (the “Corporation”), at the fiscal year 2008 annual meeting of the stockholders of the Corporation, scheduled to be held on September 5, 2008, and any adjournments or postponements thereof, as follows:

Dated:	, 2008

Signature

Signature

(Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two (2) or more persons, all should sign.)

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD IN THE ACCOMPANYING ENVELOPE.

YOUR VOTE IS IMPORTANT

Please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope so your shares may be represented at the 2008 Annual Meeting of Stockholders.

ARCADIA RESOURCES, INC.

PROXY

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE DIRECTOR-NOMINEES LISTED BELOW. RECEIPT OF THE CORPORATION’S PROXY STATEMENT, DATED JULY 29, 2008, IS HEREBY ACKNOWLEDGED.

The Board recommends a vote FOR the following proposal.

1.	Election of the following nominees to the Board of Directors of the Corporation:

Nominees for Class B director positions, for a term of three (3) years:            Daniel Eisenstadt            Joseph Mauriello

☐	FOR the nominees listed above	☐	WITHHOLD AUTHORITY
	(except as noted below)		to vote for all nominees listed above

(INSTRUCTION: To withhold authority to vote for any particular nominee, write that nominee’s name on the line provided below.)

2.	Upon such other business as may properly come before the meeting or any adjournment thereof.

☐	Please check here if you plan to attend the Annual Meeting of Stockholders.